UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23358

Angel Oak Financial Strategies Income Term Trust

(Exact name of registrant as specified in charter)

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Address of principal executive offices) (Zip code)

Dory S. Black, Esq., President

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

404-953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report

January 31, 2022

Angel Oak Financial Strategies Income Term Trust

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE

Suite 1725

Atlanta, GA 30326

(404) 953-4900

Angel Oak Financial Strategies Income Term Trust

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2022, the Fund’s Shares (FINS) returned 2.99% based on market price and 1.11% based on net asset value (NAV). During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -2.97%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The financial sector accounts for substantially all of the Fund’s assets. There are three areas of primary focus within the financial sector: community bank debt, non-bank financials debt, and financial sector equity (preferred and common). The Fund’s asset allocation comprises 68% of assets in community bank debt, 26% of assets in non-bank financials, and 4% in preferred and common equities of banks and non-bank financials. In addition, 2% of the assets are in cash and other assets.

Financials debt outperformed the broader corporate credit market due to the fundamental strength of the sector as well as its short-duration profile. Additionally, the investor base of the underlying bonds trends toward buy-and-hold investors, which contributes to the low relative volatility.

•

Capital: Tier 1 and total regulatory capital remain near multi-decade highs for U.S. commercial banks. We are seeing increasing capital optimization since the Federal Reserve (the “Fed”) has loosened COVID-19-related restrictions on capital management and allowed banks to resume managing their excess capital.

•

Asset Quality: We believe banks have emerged largely unscathed from any potential COVID-19-related credit cycle. Loan deferrals have returned to performing status, and non-performing assets are at the lowest levels in 15 years. We do expect we could see some modest normalization over 2022 as the benefits from stimulus programs roll off, but banks remain well reserved for any modest increase in credit costs.

•

Excess Liquidity: We believe banks are flush with liquidity given the various stimulus plans, including the paycheck protection program (PPP). Loan to deposit ratios are hovering near 50%, and cash is running at approximately double normalized levels.

In addition to the positive sector fundamentals, FINS undertook specific initiatives in 2021 aimed at enhancing performance and reducing risk:

•

Broadened our investment mandate: Angel Oak broadened the investment parameters of the strategy to expand the non-bank financial debt and strategic allocations in order to (1) increase diversification, (2) reduce risk and volatility as the non-banks financials sector offers non-correlated income from a niche investment universe, and (3) enhance yield on a risk-adjusted basis.

•

Issued fixed rate senior notes: FINS issued A1 Moody’s-rated 5-year and 7-year fixed rate senior notes in July 2021. The issuance was designed to reduce borrowing risk by (1) increasing the stability of funding with long-dated maturities and (2) decreasing exposure to a potential increase in interest rates.

•	Executed a transferable rights offering: In the 4th quarter of 2021, FINS undertook a 1-for-3 transferable rights offering. The issue was fully subscribed.

What is your outlook for 2022, and how is the Fund positioned?

We maintain a high degree of conviction toward the financial sector broadly heading into 2022, with positive tailwinds to growth driven by the continued economic recovery and the expected Fed Funds rate hikes. We see compelling opportunities across community bank debt, small-cap non-bank financials debt, and select pockets of financial services preferred and common equity.

The outlook is particularly bright for the banking sector in 2022, with the Fed poised to raise rates, loan growth inflecting positively, and significant excess liquidity available for deployment. Bank mergers and acquisitions (M&A) continue to accelerate from COVID-19 lows and have hit 20-plus-year highs in terms of “mega deals” (deal value more than $500 million). In the banking sector, we see the best relative value in the community bank sub-sector, in both subordinated debt and small-cap equities.

Fundamentally, banks should benefit from stronger net interest income and earnings as (1) net interest margin (NIM) expands from a combination of higher rates, low deposit betas, and a mix shift from cash and investments to loans, and (2) higher-earning asset balances as PPP forgiveness runs its course and organic loan growth accelerates.

We believe community bank debt offers one of the best risk/reward opportunities across investment-grade credit, with its excess yield, short-duration, and low volatility profile. Bank debt issuance remains robust, with expected community bank debt issuance in the range of $8-$10 billion annually. While spreads compressed in 2021 as the market continued to mature, and the investor base expanded to see broader participation from banks, we expect spreads will begin to normalize toward 2019 levels as banks’ excess liquidity gets redeployed into lending opportunities.

On the equity side, despite relative outperformance in 2021, banking sector valuations remain attractive relative to historical levels and the broader market. We expect NIM expansion and higher loan growth will benefit valuation multiples, and we see value in the smaller banks, which tend to be more asset sensitive. Additionally, smaller banks could see outsized returns as likely consolidation targets in an accelerating M&A environment.

Across the financial services landscape more broadly, we are most positive on investment-grade, small-cap insurance senior debt and residential mortgage REIT common and preferred equities.

Senior debt opportunities in small-cap insurance have been expanding over the past several years, but we believe the sector remains a niche investment opportunity that provides corresponding excess yield for investment-grade debt in a highly regulated industry. We are most favorable on the property and casualty and the fronting sub-segments. We believe industry fundamentals remain positive, with premium pricing increases expected to persist in 2022.

Additionally, we have a positive bias to hybrid and non-agency mortgage REITs (mREITs) within the residential mREIT universe, given expectations for robust home price appreciation, a strong consumer, still-low interest rates, and the prospects for a reduced government-sponsored entity (GSE) footprint. Upside to book value and dividends, along with attractive valuation and dividend yields, drives our constructive view on common equity, and we see selective opportunities within preferred equity as well.

We do not anticipate any meaningful credit deterioration in 2022. We believe nonperforming asset levels remain strong, sitting at the lowest level in 15 years. We believe industry profitability remains solid, and capital levels continue to increase, providing a sizable cushion for any adverse credit events as well as currency for inorganic growth opportunities. We remain disciplined in our investment process, with particular emphasis on credit and interest rate risks.

Past performance is not a guarantee of future results.

Investing involves risk; Principal loss is possible. An investment in the Fund includes, but is not limited to, risks and considerations related to: Industry Concentration Risk, Closed-End Fund Risk, Conflicts of Interest Risk, Convertible Securities Risk, Credit Risk, Derivatives Risk, Distributions Risk, Equity Risk, Extension Risk, Fixed Income Instruments Risk, Floating or Variable Rate Securities Risk, General Market Risk, High-Yield Securities Risk, Illiquid Securities Risk, Interest Rate Risk, International Securities Risk, Large Investors Risk, Leverage Risk, LIBOR Risk, Limited Investment Opportunities Risk, Limited Operating History Risk, Limited Term Risk, Liquidity and Valuation Risk, Management Risk, Market Discount Risk, Maturity and Duration Risk, Portfolio Turnover Risk, Prepayment Risk, Rating Agencies Risk, Regulatory and Legal Risk, Repurchase Agreements Risk, Reverse Repurchase Agreements Risk, Registered Investment Companies Risk, Senior Debt, Subordinated Debt and Preferred Securities of Banks and Diversified Financial Companies Risk, Structured Products Risk, Trust Preferred Securities Risk, Uncertain Tax Treatment Risk, Unrated Securities Risk, U.S. Government Securities Risk, and other risks. For more information on these risks and other risks of the Fund, please see below.

Definitions:

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Tier 1 Capital: Tier 1 capital comprises common equity, retained earnings, and perpetual preferred stock. Tier 1 capital represents the core source of funding that the bank uses to ensure long term viability and acts as a cushion to protect depositors against loss.

Investment Results – (Unaudited)

Angel Oak Financial Strategies Income Term Trust

Total Return Based on a $10,000 Investment

The chart above assumes an initial investment of $10,000 made on May 31, 2019 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Market Price	$16.54
NAV	$17.62
Premium (Discount) to NAV	(6.13%	)
Market Price Distribution Rate(1)	7.87%
NAV Distribution Rate(1)	7.39%

(1) Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice.

Total Returns(2)

(For the Year Ended January 31, 2022)

	Average Annual Returns
	One Year	Since Inception(3)
Angel Oak Financial Strategies Income Term Trust – NAV	1.11%	1.90%
Angel Oak Financial Strategies Income Term Trust – Market Price	2.99%	(0.12%)
Bloomberg U.S. Aggregate Bond Index(4)	(2.97%)	2.72%

(2) Return figures reflect any change in price per share and assume the reinvestment of all distributions under the Fund’s dividend reinvestment plan. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when sold, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Investment Results – (Unaudited) (continued)

(3) Inception date is May 31, 2019.

(4) The Bloomberg U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Bond Index) measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Financial Strategies Income Fund is to seek current income with a secondary objective of total return.

*

As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Angel Oak Financial Strategies Income Term Trust

Statement of Assets and Liabilities

January 31, 2022

Assets
Investments in unaffiliated securities at fair value*	$487,570,732
Investments in affiliated securities at fair value*	352,296
Receivable for investments sold	4,612,743
Dividends and interest receivable	4,885,226
Prepaid expenses	16,062

Total Assets	497,437,059

Liabilities
Payable for reverse repurchase agreements	54,365,000
Payable for senior notes (net of unamortized deferred issuance costs of $783,533)	84,216,467
Payable to administrator, fund accountant, and transfer agent	28,935
Payable to Adviser	627,293
Payable for distributions to shareholders	20,355
Interest payable for senior notes and reverse repurchase agreements	183,557
Payable to custodian	3,098
Other accrued expenses	136,889

Total Liabilities	139,581,594

Net Assets	$357,855,465

Net Assets consist of:
Paid-in capital	$359,846,432
Total distributable earnings (accumulated deficit)	(1,990,967)

Net Assets	$357,855,465

Shares outstanding (unlimited number of shares authorized, no par value)	20,305,331

Net asset value (“NAV”) and offering price per share	$17.62

*Identified Cost:
Investments in unaffiliated securities	$477,470,318
Investments in affiliated securities	350,506

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Statement of Operations

For the Year Ended January 31, 2022

Investment Income
Interest	$20,098,233
Dividends from unaffiliated investments	2,186,943
Dividends from affiliated investments	26,525

Total Investment Income	22,311,701

Expenses
Investment Advisory (See Note 6)	5,864,171
Interest & commissions (See Note 10 and 11)	3,194,144
Service Fees (See Note 6)	375,457
Legal	91,937
Fund accounting	75,170
Administration	51,391
Printing	48,483
Trustee	46,778
Audit & tax	29,680
Registration	28,416
Transfer agent	23,220
Custodian	18,063
Compliance	12,796
Insurance	10,203
Miscellaneous	49,137

Total Expenses	9,919,046

Fees contractually waived by Adviser (See Note 6)	(23,255)
Fees contractually recouped by Adviser (See Note 6)	184,093

Net Expenses	10,079,884

Net Investment Income (Loss)	12,231,817

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,074,017
Net change in unrealized appreciation (depreciation) on unaffiliated investments	2,377,457
Net change in unrealized appreciation (depreciation) on affiliated investments	26,801

Net realized and unrealized gain (loss) on investments	4,478,275

Net increase (decrease) in net assets resulting from operations	$16,710,092

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Statement of Cash Flows

For the Year Ended January 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$16,710,092
Net adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Net amortization and accretion of premium and discount	699,649
Purchases of short-term investments, net	(6,361,563)
Purchases of investments	(143,101,479)
Proceeds from sales of long-term investments	57,905,571
Return of capital distributions received from underlying investments	433,990
Net change in unrealized (appreciation) depreciation on investments	(2,404,258)
Net realized (gain) loss on investments	(2,074,017)
Change in:
Receivable for investments sold	(408,762)
Dividends and interest receivable	(584,168)
Prepaid expenses	70,146
Interest payable for senior notes and reverse repurchase agreements	17,634
Payable to Adviser	180,953
Payable to administrator, fund accountant and transfer agent	(49)
Payable to custodian	(304)
Other accrued expenses	31,872

Net cash provided by (used in) operating activities	(78,884,693)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from rights offering, net of offering costs	78,046,253
Distributions paid to shareholders	(21,480,027)
Purchases of reverse repurchase agreements	54,365,000
Proceeds from reverse repurchase agreements	(86,363,000)
Proceeds from senior notes	84,216,467
Payments on borrowings	(30,000,000)

Net cash provided by (used in) financing activities	78,784,693

Net change in cash	(100,000)

CASH:
Beginning Balance	100,000

Ending Balance	$—

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$3,176,510
Cash held in money market investments	$6,219,985

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Statements of Changes in Net Assets

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$12,231,817	$10,958,010
Net realized gain (loss) on investment transactions	2,074,017	(13,378,368)
Net change in unrealized appreciation (depreciation) on investments	2,404,258	(137,401)

Net increase (decrease) in net assets resulting from operations	16,710,092	(2,557,759)

Distributions to Shareholders
Total distributions	(12,621,982)	(11,280,742)
Return of capital	(8,858,520)	(6,149,847)

Total distributions to shareholders	(21,480,502)	(17,430,589)

Capital Transactions
Proceeds from shares sold	—	68,105,827 (a)
Proceeds from rights offering, net of offering costs	78,046,253	—

Net increase (decrease) in net assets resulting from capital transactions	78,046,253	68,105,827

Total Increase (Decrease) in Net Assets	73,275,843	48,117,479

Net Assets
Beginning of period	284,579,622	236,462,143

End of period	$357,855,465	$284,579,622

Share Transactions
Shares sold	—	3,709,064
Shares sold in connection with rights offering	5,076,333	—

Net increase (decrease) in share transactions	5,076,333	3,709,064

(a)	Includes proceeds from reorganization (see Note 1).

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2022		For the Year Ended January 31, 2021	For the Period Ended January 31, 2020 (a)
Selected Per Share Data:
Net asset value, beginning of period	$18.69		$20.53	$20.00

Income from investment operations:
Net investment income (loss)	0.73	(g)	0.82	0.55
Net realized and unrealized gain (loss) on investments	0.37		(1.41)	0.80

Total from investment operations	1.10		(0.59)	1.35

Less distributions to shareholders:
From net investment income	(0.77)		(0.79)	(0.67)
Return of capital	(0.54)		(0.46)	(0.15)

Total distributions	(1.31)		(1.25)	(0.82)

Capital share transactions:
Dilution due to rights offering	(0.84	)(h)	–	–
Offering costs due to rights offering	(0.02	)(h)	–	–

Total capital share transactions	(0.86)		–	–

Net asset value, end of period	$17.62		$18.69	$20.53

Total return on net asset value (b)(c)	1.11%		-2.71%	6.89%
Total return on market value (b)(d)	2.99%		-12.70%	10.86%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$357,855		$284,580	$236,462
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	3.22%		3.34%	2.41%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (e)	2.18%		2.25%	1.93%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	3.27%		3.20%	1.91%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (e)	2.23%		2.11%	1.43%
Ratio of expenses to average managed assets after waiver and reimbursement/recoupment excluding interest expense. Average managed assets represent the total assets of the fund, including the assets attributable to the proceeds from any forms of financial leverage, less liabilities, other than liabilites related to any form of leverage (e)	1.59%		1.50%	1.25%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	4.02%		4.05%	3.58%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	3.97%		4.19%	4.08%
Portfolio turnover rate (b)	13.82%		24.55%	21.14%
Credit facility and reverse repurchase agreements, end of period (000s)	$138,581		$116,363	$81,514
Asset coverage per $1,000 unit of senior indebtedness (f)	$3,582		$3,446	$3,901

(a)	Fund commenced operations on May 31, 2019.
(b)	Not annualized for periods less than one year.
(c)	Total return on net asset value is computed based upon the net asset value of common stock on the first business day and the closing net asset value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
(d)	Total return on market value is computed based upon the New York Stock Exchange market price of the Fund’s shares and includes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
(e)	Annualized for periods less than one year.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(g)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(h)	Amount represents per share impact related to a rights offering. See Note 12.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments

January 31, 2022

	Principal Amount	Value
Bank Loans – 0.88%
BJ Services LLC, 0.000%, 1/3/2023 (a)	$1,900,000	$1,786,000
JUUL Term Loan, 9.500% (3 Month LIBOR USD + 9.000%), 8/2/2023 (b)	932,250	913,605
Premier Brands, 8.135% (3 Month LIBOR USD + 8.250%), 3/20/2024 (b)	472,568	448,939

TOTAL BANK LOANS (Cost – $3,297,086)		$3,148,544

Investment Companies – 0.10%	Shares
Affiliated Closed-End Funds – 0.10%
Angel Oak Dynamic Financial Strategies Income Term Trust	18,000	$352,296

TOTAL INVESTMENT COMPANIES (Cost – $350,506)		$352,296

Common Stocks – 0.57%
Financial – 0.57%
AGNC Investment Corp.	30,500	454,145
Annaly Capital Management, Inc.	60,000	474,000
Ellington Financial, Inc.	15,750	279,877
New Residential Investment Corp.	25,000	266,250
PennyMac Mortgage Investment Trust	13,000	231,660
Redwood Trust, Inc.	25,750	317,498

TOTAL COMMON STOCKS (Cost – $2,020,603)		$2,023,430

Convertible Obligations – 0.25%	Principal Amount
Financial – 0.25%
FedNat Holding Co., 5.000%, 4/19/2026 (c)	$1,000,000	$901,402

TOTAL CONVERTIBLE OBLIGATIONS (Cost – $1,000,000)		$901,402

Corporate Obligations – 127.45%
Financial – 127.45%
A10 Capital LLC, 5.875%, 8/17/2026 (c)	3,000,000	2,996,077
Allegiance Bancshares, Inc., 4.700% (SOFR + 3.392%), 10/1/2029 (b)(d)	1,750,000	1,799,614
Alpine Banks of Colorado, 5.875% (SOFR + 5.690%), 6/15/2030 (b)(c)(d)	4,000,000	4,199,079
Amalgamated Financial Corp., 3.250% (SOFR + 2.300%), 11/15/2031 (b)	2,600,000	2,569,272
Ameris Bancorp, 5.750% (3 Month LIBOR USD + 3.616%), 3/15/2027 (b)	2,510,000	2,519,884
Ameris Bancorp, 4.250% (SOFR + 2.940%), 12/15/2029 (b)(d)	2,250,000	2,311,996
Amur Equipment Finance, Inc., 6.125%, 3/15/2026 (c)	1,500,000	1,507,132
ANB Corp., 4.000% (SOFR + 3.875%), 9/30/2030 (b)(c)	1,500,000	1,500,750
Arbor Realty Trust, Inc., 5.000%, 4/30/2026	1,000,000	996,189
Arbor Realty Trust, Inc., 4.500%, 3/15/2027 (c)	1,500,000	1,474,709
Avidbank Holdings, Inc., 5.000% (SOFR + 3.595%), 12/30/2029 (b)(c)(d)	6,000,000	6,143,955
B. Riley Financial, Inc., 6.500%, 9/30/2026 (e)	298,650	305,101
B. Riley Financial, Inc., 5.500%, 3/31/2026 (e)	500,000	503,600
B. Riley Financial, Inc., 5.000%, 12/31/2026 (e)	2,000,000	1,980,000
B. Riley Financial, Inc., 6.000%, 1/31/2028 (e)	3,000,000	3,001,200

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Banc of California, Inc., 5.250%, 4/15/2025 (d)	$3,000,000	$3,123,622
BancPlus Corp., 6.000% (SOFR + 5.860%), 6/15/2030 (b)(c)(d)	5,000,000	5,493,540
Bank of Commerce Holdings, 5.416% (3 Month LIBOR USD + 5.260%), 12/10/2025 (b)(c)	6,500,000	6,500,580
BankGuam Holding Co., 6.350% (3 Month LIBOR USD + 4.660%), 6/30/2029 (b)	9,000,000	9,242,765
BankGuam Holding Co., 4.750% (SOFR + 4.130%), 7/1/2031 (b)(c)	1,500,000	1,469,802
Banksouth Holding Co., 5.875% (3 Month LIBOR USD + 4.020%), 7/30/2029 (b)(c)	5,000,000	5,143,307
Banterra Bank, 6.000% (3 Month LIBOR USD + 4.120%), 6/7/2029 (b)	7,500,000	7,673,291
Bar Harbor Bankshares, 4.625% (SOFR + 3.270%), 12/1/2029 (b)(d)	6,000,000	6,144,738
Big Poppy Holdings, Inc., 6.500%, 7/1/2027	1,500,000	1,548,750
Business Development Corp. of America, 4.750%, 12/30/2022 (c)	6,000,000	6,089,881
Business Development Corp. of America, 4.850%, 12/15/2024 (c)(d)	2,000,000	2,086,934
Byline Bancorp, Inc., 6.000% (SOFR + 5.880%), 7/1/2030 (b)(d)	5,000,000	5,383,219
Cadence Bancorp, 4.750% (3 Month LIBOR USD + 3.030%), 6/30/2029 (b)(d)	2,000,000	2,100,271
Capstar Financial Holdings, Inc., 5.250% (SOFR + 5.130%), 6/30/2030 (b)(d)	3,000,000	3,087,660
CB Financial Services, Inc., 3.875% (SOFR + 2.800%), 12/15/2031 (b)(c)	5,000,000	4,928,432
CB&T Holding Corp., 6.250% (SOFR + 6.015%), 12/15/2030 (b)(c)	2,500,000	2,700,000
Central Bancshares, Inc., 5.750% (3 Month LIBOR USD + 3.870%), 6/30/2029 (b)(c)	5,000,000	5,147,442
Clear Blue Financial Holdings LLC, 5.375%, 12/30/2028 (c)	7,000,000	6,914,551
Clear Street Capital LLC, 6.000%, 10/15/2025 (c)(d)	2,500,000	2,488,444
CoastalSouth Bancshares, Inc., 5.950% (SOFR + 5.820%), 9/15/2030 (b)(c)	1,000,000	1,015,492
Commercial Credit Group, Inc., 4.875%, 5/30/2026 (c)	500,000	495,497
Community Financial Corp., 4.750% (SOFR + 4.580%), 10/15/2030 (b)	1,000,000	999,794
Community Heritage Financial, Inc., 5.750% (3 Month LIBOR USD + 4.395%), 10/30/2029 (b)(c)	4,500,000	4,626,415
Congressional Bancshares, Inc., 5.750% (TSFR3M + 4.390%), 12/1/2029 (b)(c)	2,000,000	2,070,099
ConnectOne Bancorp, Inc., 5.200% (3 Month LIBOR USD + 2.840%), 2/1/2028 (b)	500,000	506,451
ConnectOne Bancorp, Inc., 5.750% (SOFR + 5.605%), 6/15/2030 (b)(d)	2,000,000	2,131,253
Cowen, Inc., 7.250%, 5/6/2024 (c)	5,000,000	5,329,905
CRB Group, Inc., 6.500% (SOFR + 6.380%), 9/1/2030 (b)(c)	1,750,000	1,976,183
Customers Bancorp, Inc., 2.875% (SOFR + 2.350%), 8/15/2031 (b)	1,000,000	976,202
Customers Bank, 6.125% (3 Month LIBOR USD + 3.443%), 6/26/2029 (b)(c)(d)	2,000,000	2,163,196
Durant Bancorp, Inc., 5.875% (3 Month LIBOR USD + 3.742%), 3/15/2027 (b)(c)	1,200,000	1,203,360
EF Holdco, Inc. / EF Cayman Holdings, Ltd., 5.500%, 9/1/2022 (c)	4,000,000	4,009,428
Empire Bancorp, Inc., 7.375%, 12/17/2025 (c)	3,000,000	3,021,744
Enterprise Bancorp, Inc., 5.250% (SOFR + 5.175%), 7/15/2030 (b)	1,500,000	1,597,375
Equity Bancshares, Inc., 7.000% (SOFR + 6.880%), 6/30/2030 (b)	6,000,000	6,600,355
Evans Bancorp, Inc., 6.000% (SOFR + 5.900%), 7/15/2030 (b)(d)	2,000,000	2,083,547
FedNat Holding Co., 7.750%, 3/15/2029	5,000,000	5,275,000
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (b)(d)	12,000,000	12,590,569
Fidelity Federal Bancorp, 6.000% (SOFR + 4.650%), 11/1/2029 (b)(c)(d)	2,000,000	2,054,919
Fidelity Federal Bancorp, 4.500% (SOFR + 3.840%), 3/30/2031 (b)(c)(d)	1,000,000	985,873
Fidelity Financial Corp., 5.750% (3 Month LIBOR USD + 3.910%), 9/30/2027 (b)(c)	5,000,000	5,045,078
Financial Institutions, Inc., 4.375% (SOFR + 4.265%), 10/15/2030 (b)	2,000,000	1,995,788
FineMark Holdings, Inc., 5.875% (3 Month LIBOR USD + 2.970%), 6/30/2028 (b)	2,000,000	2,058,079
First Bancshares, Inc., 4.250% (SOFR + 4.126%), 10/1/2030 (b)	1,000,000	1,020,965
First Bank, 5.500% (SOFR + 5.380%), 6/1/2030 (b)	1,500,000	1,578,004
First Business Financial Services, Inc., 5.500% (SOFR + 4.332%), 8/15/2029 (b)(c)	11,000,000	11,275,305

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
First Help Financial LLC, 6.000%, 11/15/2026 (c)	$5,000,000	$4,896,433
First Internet Bancorp, 6.000% (3 Month LIBOR USD + 4.114%), 6/30/2029 (b)(e)	7,427,800	7,738,282
First Midwest Capital Trust, 6.950%, 12/1/2033	1,761,000	2,060,370
First Northwest Bancorp, 3.750% (SOFR + 3.000%), 3/30/2031 (b)	1,000,000	975,995
First Paragould Bankshares, Inc., 5.250% (3 Month LIBOR USD + 3.095%), 12/15/2027 (b)(c)	2,250,000	2,286,745
First Southwest Corp., 6.350% (3 Month LIBOR USD + 4.080%), 6/1/2029 (b)(c)	7,000,000	7,182,460
FirstBank, 4.500% (SOFR + 4.390%), 9/1/2030 (b)	2,500,000	2,554,859
Firstsun Capital Bancorp, 6.000% (SOFR + 5.890%), 7/1/2030 (b)(c)(d)	4,000,000	4,255,823
Flushing Financial Corp., 3.125% (SOFR + 2.035%), 12/1/2031 (b)	2,000,000	1,977,152
Georgia Banking Co. Inc., 4.125% (SOFR + 3.400%), 6/15/2031 (b)(c)	1,000,000	982,061
Golden Pear Funding HoldCo LLC, 6.375%, 12/22/2026	5,000,000	4,931,353
Golden State Bancorp, 4.500% (SOFR + 3.350%), 12/15/2031 (b)(c)	1,000,000	984,255
Hallmark Financial Services, Inc., 6.250%, 8/15/2029	7,382,000	7,234,360
Hanmi Financial Corp., 3.750% (SOFR + 3.100%), 9/1/2031 (b)	3,500,000	3,526,413
Happy Bancshares, Inc., 5.500% (SOFR + 5.345%), 7/31/2030 (b)(c)	4,500,000	4,749,538
HBT Financial, Inc., 4.500% (SOFR + 4.370%), 9/15/2030 (b)(c)(d)	3,000,000	2,964,215
HomeStreet, Inc., 3.500% (SOFR + 2.150%), 1/30/2032 (b)	2,000,000	2,000,917
Horizon Bancorp, Inc., 5.625% (SOFR + 5.490%), 7/1/2030 (b)	2,000,000	2,149,544
Independent Bank Corp., 5.950% (SOFR + 5.825%), 5/31/2030 (b)(c)	1,000,000	1,051,131
Independent Bank Group, Inc., 4.000% (SOFR + 3.885%), 9/15/2030 (b)	1,500,000	1,536,764
Investar Holding Corp., 6.000% (3 Month LIBOR USD + 3.945%), 3/30/2027 (b)	1,500,000	1,504,812
Investar Holding Corp., 5.125% (SOFR + 3.752%), 12/30/2029 (b)(c)	4,000,000	4,076,633
Kingstone Cos, Inc., 5.500%, 12/30/2022	5,195,000	5,195,407
Level One Bancorp, Inc., 4.750% (SOFR + 3.110%), 12/18/2029 (b)	2,000,000	2,061,274
Limestone Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.950%), 7/31/2029 (b)(c)	5,000,000	5,151,855
Luther Burbank Corp., 6.500%, 9/30/2024 (c)(d)	5,000,000	5,241,265
Malvern Bancorp, Inc., 6.125% (3 Month LIBOR USD + 4.145%), 2/15/2027 (b)	1,250,000	1,250,834
Maple Financial Holdings, Inc., 5.000% (SOFR + 4.670%), 2/15/2031 (b)(c)	1,000,000	986,800
Mercantile Bank Corp., 3.250% (SOFR + 2.120%), 1/30/2032 (b)(c)	1,500,000	1,477,003
Meridian Corp., 5.375% (SOFR + 3.950%), 12/30/2029 (b)(d)	4,000,000	4,252,992
Metropolitan Bank Holding Corp., 6.250% (3 Month LIBOR USD + 4.260%), 3/15/2027 (b)(c)	1,000,000	1,002,606
MidWestOne Financial Group, Inc., 5.750% (SOFR + 5.680%), 7/30/2030 (b)	2,500,000	2,642,003
Nano Financial Holdings, Inc., 7.000%, 7/1/2024 (c)	5,000,000	5,001,940
National Bank of Indianapolis Corp., 5.500% (3 Month LIBOR USD + 4.209%), 9/15/2029 (b)(c)	7,000,000	7,185,307
NexBank Capital, Inc., 6.375% (3 Month LIBOR USD + 4.585%), 9/30/2027 (b)(c)	1,000,000	1,021,727
NexBank Capital, Inc., 4.000% (SOFR + 3.390%), 8/15/2031 (b)(c)	2,000,000	1,992,982
Northern Bancorp,, Inc., 4.750% (SOFR + 3.275%), 12/30/2029 (b)(c)	4,000,000	4,179,970
Northpointe Bancshares, Inc., 6.000% (TSFR3M + 4.905%), 9/30/2029 (b)(c)(d)	4,000,000	4,286,069
Northwest Bancshares, Inc., 4.000% (SOFR + 3.890%), 9/15/2030 (b)	1,000,000	1,006,299
Oakstar Bancshares, Inc., 4.250% (SOFR + 3.516%), 4/15/2031 (b)(c)	1,000,000	987,544
Obsidian Insurance Holdings, Inc., 6.500%, 12/30/2025 (c)	2,000,000	2,035,000
Ohio National Financial Services, Inc., 6.625%, 5/1/2031 (c)	3,500,000	4,065,853
Olney Bancshares of Texas, Inc., 4.000% (SOFR + 3.320%), 3/15/2031 (b)(c)	1,000,000	975,807
Origin Bank, 4.250% (3 Month LIBOR USD + 2.820%), 2/15/2030 (b)	2,500,000	2,572,186
Pacific Premier Bancorp, Inc., 5.375% (SOFR + 5.170%), 6/15/2030 (b)	5,000,000	5,403,843
Pacific Western Bank, 3.250% (SOFR + 2.520%), 5/1/2031 (b)	2,000,000	1,998,302
PhenixFIN Corp., 5.250%, 11/1/2028 (e)	1,750,000	1,768,900
Preferred Bank, 3.375% (SOFR + 2.780%), 6/15/2031 (b)	2,500,000	2,509,875

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Premia Holdings Ltd., 6.900%, 9/23/2030 (c)(f)	$6,000,000	$6,097,500
Queensborough Co., 6.000% (SOFR + 5.880%), 10/15/2030 (b)(c)	2,000,000	2,054,694
RBB Bancorp, 4.000% (SOFR + 3.290%), 4/1/2031 (b)	1,500,000	1,527,381
Ready Capital Corp., 6.200%, 7/30/2026 (e)	5,000,000	5,120,000
Reliant Bancorp, Inc., 5.125% (SOFR + 3.765%), 12/15/2029 (b)	1,000,000	1,056,571
River Financial Corp., 4.000% (SOFR + 3.420%), 3/15/2031 (b)(c)	1,000,000	1,003,824
Salisbury Bancorp, Inc., 3.500% (SOFR + 2.800%), 3/31/2031 (b)	1,000,000	977,995
Sandy Spring Bancorp, Inc., 4.250% (SOFR + 2.882%), 11/15/2029 (b)	1,000,000	1,021,994
Signature Bank, 4.125% (3 Month LIBOR USD + 2.559%), 11/1/2029 (b)	250,000	260,262
Silver Queen Financial Services, Inc., 5.500% (3 Month LIBOR USD + 3.338%), 12/1/2027 (b)(c)(d)	3,800,000	3,836,555
SmartFinancial, Inc., 5.625% (3 Month LIBOR USD + 2.550%), 10/2/2028 (b)(c)(d)	2,190,000	2,260,128
South Street Securities Funding LLC, 6.250%, 12/30/2026 (c)	5,000,000	4,894,941
Southern Financial Corp., 4.875% (SOFR + 3.930%), 10/20/2031 (b)(c)	1,500,000	1,472,595
Spirit of Texas Bancshares, Inc., 6.000% (SOFR + 5.920%), 7/31/2030 (b)(c)	2,500,000	2,610,847
Sterling Bancorp, Inc., 6.059% (3 Month LIBOR USD + 5.820%), 4/15/2026 (b)(c)	2,700,000	2,701,384
Sterling Bancorp, Inc., 4.000% (SOFR + 2.530%), 12/30/2029 (b)	200,000	206,001
Summit Financial Group, Inc., 3.250% (SOFR + 2.300%), 12/1/2031 (b)(c)	2,000,000	1,975,021
Texas State Bankshares, Inc., 5.750% (3 Month LIBOR USD + 3.550%), 6/15/2029 (b)(c)	4,000,000	4,145,769
Transverse Insurance Group LLC, 6.000%, 12/15/2026 (c)	5,000,000	4,919,589
Trinitas Capital Management LLC, 6.000%, 7/30/2026 (c)	4,000,000	3,870,514
Trinity Capital, Inc., 7.000%, 1/16/2025 (e)	5,500,000	5,761,250
Triumph Bancorp, Inc., 4.875% (SOFR + 3.592%), 11/27/2029 (b)	8,000,000	8,295,244
Tulsa Valley Bancshares Corp., 5.000% (SOFR + 4.210%), 4/15/2031 (b)(c)	1,250,000	1,232,883
United Insurance Holdings, Corp., 6.250%, 12/15/2027	4,500,000	4,545,000
Universal Insurance Holdings, Inc., 5.625%, 11/30/2026 (c)	7,000,000	6,909,439
US Metro Bancorp, Inc., 5.650% (SOFR + 5.430%), 11/1/2030 (b)(c)	1,000,000	1,019,571
VCT Holdings LLC, 6.000%, 12/30/2026 (c)(f)	5,000,000	5,000,000
Veritex Holdings, Inc., 4.750% (SOFR + 3.470%), 11/15/2029 (b)	1,750,000	1,817,129
Volunteer State Bancshares, Inc., 5.750% (SOFR + 4.365%), 11/15/2029 (b)(c)	2,000,000	2,151,306
White River Bancshares Co., 5.875% (SOFR + 4.420%), 12/31/2029 (b)(c)	5,000,000	5,165,460
Wintrust Financial Corp., 4.850%, 6/6/2029	5,000,000	5,290,258
WT Holdings, Inc., 7.000%, 4/30/2023 (c)	2,700,000	2,745,351
Zais Group LLC, 7.000%, 11/15/2023 (c)	508,800	507,973

TOTAL CORPORATE OBLIGATIONS (Cost – $446,128,075)		$456,089,850

Preferred Stocks – 5.36%	Shares
Financial – 2.44%
Clear Street Group, Inc., 7.000% (c)(f)(g)	40,000	$1,000,000
CNB Financial Corp., 7.125%	20,000	540,400
First Citizens BancShares, Inc., 5.375%	140,000	3,607,800
Level One Bancorp,, Inc., 7.500%	20,000	535,800
Northpointe Bancshares, Inc., 8.250% (SOFR + 7.990%) (b)(c)	40,000	1,072,600
TriState Capital Holdings,, Inc., 6.750% (3 Month LIBOR USD + 3.985%) (b)	37,374	968,921
United Fidelity Bank, 7.000% (c)(f)	1,000	1,000,000

		8,725,521

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments – (continued)

January 31, 2022

	Shares	Value
Preferred Stocks – (continued)
Real Estate Investment Trust – 2.92%
Arbor Realty Trust, Inc., 6.250%	40,000	$984,400
Dynex Capital, Inc., 6.900% (3 Month LIBOR USD + 5.461%) (b)	40,000	1,008,000
Ellington Financial, Inc., 6.250% (H15T5Y + 4.990%) (b)	80,000	1,977,600
Inpoint Commercial Real Estate Income, Inc., 6.750%	80,000	1,953,600
Lument Finance Trust, Inc., 7.875%	40,000	1,049,600
New Residential Investment Corp., 7.000% (H15T5Y + 6.223%) (b)	140,000	3,488,800

		10,462,000

TOTAL PREFERRED STOCKS (Cost – $18,804,569)		$19,187,521

Short-Term Investments – 1.74%
Money Market Funds – 1.74%
First American Government Obligations Fund, Class U, 0.026% (h)	6,219,985	6,219,985

TOTAL SHORT-TERM INVESTMENTS (Cost – $6,219,985)		$6,219,985

TOTAL INVESTMENTS – 136.35% (Cost – $477,820,824)		$487,923,028

Liabilities in Excess of Other Assets – (36.35%)		(130,067,563)

NET ASSETS – 100.00%		$357,855,465

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

H15T5Y: 5 Year Treasury Note Constant Maturity Rate

TSFR3M: 3 Month Term Secured Overnight Financing Rate

(a)	Non-income producing security. Item identified as in default as to the payment of interest.
(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2022.

(c)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2022, the value of these securities amounted to $261,627,476 or 73.11% of net assets.

(d)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2022, the value of securities pledged amounted to $93,469,476.
(e)	Security issued as a “Baby Bond”, with a par value of $25 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held in the Fund.
(f)

As of January 31, 2022, the Fund has fair valued these securities under the procedures established by the Fund’s Board of Trustees. The value of these securities amounted to $13,097,500 or 3.66% of net assets. Value determined using significant unobservable inputs.

(g)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2022.
(h)	Rate disclosed is the seven day yield as of January 31, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Schedule of Investments – (continued)

January 31, 2022

Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Lucid Management and Capital Partners LP	1.363%	1/13/2022	2/10/2022	$15,018,905	$15,003,000
Lucid Management and Capital Partners LP	1.494%	1/13/2022	4/14/2022	13,833,059	13,781,000
Lucid Management and Capital Partners LP	1.627%	1/13/2022	7/14/2022	15,581,379	15,453,000
Lucid Management and Capital Partners LP	1.510%	1/13/2022	10/13/2022	10,131,398	10,128,000

					$54,365,000

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements

January 31, 2022

NOTE 1. ORGANIZATION

Angel Oak Financial Strategies Income Term Trust (“FINS”) (the “Trust” or the “Fund”) is organized as a Delaware statutory trust under a Declaration of Trust dated June 14, 2018. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company listed on the New York Stock Exchange (“NYSE”). Please see the table below for a summary of Fund specific information:

Ticker	Investment Objective	Commencement of Operations
FINS	Current Income & Total Return	05/31/19

The Fund will terminate on or before May 31, 2031 (the “Termination Date”); provided, that if the Board of Trustees (the “Board”) believes that, under then-current market conditions, it is in the best interest of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year (i.e., up to May 31, 2032), and (ii) once for up to an additional six months (i.e., up to November 30, 2032), in each case upon the affirmative vote of a majority of the Board and without Shareholder approval. In determining whether to extend the Termination Date, the Board may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

At a special meeting of the Board on January 21, 2020, the Board approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Vivaldi Opportunities Fund (“VAM”) in exchange solely for newly issued common shares of beneficial interest of the Fund and the assumption by the Fund of the liabilities of VAM and the distribution of the common shares of beneficial interest of the Fund to the shareholders of VAM and complete liquidation of VAM (the “Reorganization”). The Plan was approved at a meeting of shareholders held on May 26, 2020.

The Reorganization closed as of the close of business June 5, 2020 as a taxable event. The expenses relating to the Reorganization were borne by the Adviser and VAM’s investment adviser. Under the terms of the Plan, shareholders of VAM received shares of the Fund equal in U.S. dollar value to the interests of such shareholders in VAM as of June 5, 2020. For financial reporting purposes, assets received, and shares issued by the Fund were recorded at fair value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in accordance with the accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies.”

Securities Valuation and Fair Value Measurements: The Fund records its investments at fair value and in accordance with fair valuation accounting standards. The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities
•	Level 2: other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Fair values for long-term debt securities, including asset-backed securities (“ABS”), collateralized loan obligations (“CLOs”), corporate obligations and trust preferred securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, fair value will be determined in accordance with the procedures adopted by the Board. All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise, fair value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

Participation Loans are priced by a third-party pricing service. These firms primarily obtain their market color from model inputs based on business, economic, market, and other conditions. The principal sources of information used to conduct valuation include historical and projected financial information, governing legal documents, discussions with related personnel, remittance data and various other documents and schedules available from public or private sources. These securities will be categorized as Level 2 securities.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Fund’s valuation processes and reports quarterly to the Board. The Valuation and Risk Management Oversight Committee has delegated to the Valuation Committee of Angel Oak Capital Advisors, LLC (the “Adviser”) the day-to-day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Adviser’s Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a summary of the investments by their inputs used to value the Fund’s net assets as of January 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$–	$3,148,544	$–	$3,148,544
Investment Companies	352,296	–	–	352,296
Common Stocks	2,023,430	–	–	2,023,430
Convertible Obligations	–	901,402	–	901,402
Corporate Obligations	–	444,992,350	11,097,500	456,089,850
Preferred Stocks	15,146,000	2,041,521	2,000,000	19,187,521
Short-Term Investments	6,219,985	–	–	6,219,985
Total	$23,741,711	$451,083,817	$13,097,500	$487,923,028
Other Financial Instruments
Liabilities
Reverse Repurchase Agreements	$–	$ 54,365,000	$–	$54,365,000

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2022, the Fund recognized $6,097,500 of transfers from Level 2 to Level 3 for securities lacking observable market data due to a decrease in relevant market activity. During the year ended January 31, 2022, the Fund recognized $7,234,360 of transfers from Level 3 to Level 2 due to an increase in relevant market activity. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 01/31/21	Amortization/ Accretion/ Distributions	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/22
Corporate Obligations	$10,488,506	$2,512	$(387,600)	$1,738,342	$5,000,000	$(4,607,400)	$6,097,500	$(7,234,360)	$11,097,500
Preferred Stocks	$–	$–	$–	$–	$2,000,000	$–	$–	$–	$2,000,000

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at January 31, 2022 is ($13,411).

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 1/31/22	Valuation Techniques	Unobservable Input	Range	Weighted Average Unobservable Input
Corporate Obligations	$6,097,500	Broker Quote	Third party	$101.63*	N/A
Corporate Obligations	$5,000,000	Consensus Pricing	Trading colors of comparable securities and other deals with similar coupons and characteristics	$100.00*	N/A
Preferred Stock	$2,000,000	Consensus Pricing	Trading colors of comparable securities and other deals with similar coupons and characteristics	$25.00-$1,000.00	$100.00

*	Input presents information for one security and reflects the value as of January 31, 2022.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Federal Income Taxes: The Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended January 31, 2022, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Security Transactions and Income Recognition: Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life and recoverable principal and recorded in interest income on the Statement of Operations. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage related and other ABS are recorded as components of interest income on the Statement of Operations. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Fund’s shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Distributions to Shareholders: Distributions from the Fund’s net investment income are declared and paid monthly. The Fund intends to distribute their net realized long term capital gains and net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended January 31, 2022, certain differences were reclassified. These differences were primarily related to distribution reclassifications and return of capital distributions; the amounts did not affect net assets. The reclassifications were as follows:

Paid-in capital	Distributable earnings (accumulated deficit)
$(49,501)	$49,501

Share Valuation: The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Indemnifications: Under the Fund’s organizational documents, the Fund will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Cash and Cash Equivalents: Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in 30-90 days. Short-term investments can include U.S. Government and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not restricted by some agreement. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Included in Investments in unaffiliated securities at fair value on the Statement of Assets and Liabilities are investments in First American money market funds held at major financial institutions totaling $6,219,985.

Reverse Repurchase Agreements: A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at a higher price. Proceeds from securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Fund. In such situations, the Fund may incur losses as a result of a possible decline in the value of the underlying security during the period while the Fund seeks to enforce their rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Corporate Obligations	$–	$15,003,000	$13,781,000	$25,581,000	$54,365,000
Total	$–	$15,003,000	$13,781,000	$25,581,000	$54,365,000
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$54,365,000
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS

Subordinated Debt of Banks and Diversified Financial Companies: The Fund may invest in subordinated debt securities, sometimes also called “junior debt,” which are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

High Yield Securities: The Fund may invest in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high-yield” securities, also known as “junk bonds,” will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

Structured Products: The Fund may invest in certain structured products, including community bank debt securitizations. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws); however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The risks of an investment in a structured product depend largely on the type of the collateral securities and the class of the structured product in which the Fund invests. In addition to the normal interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in Structured Products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results.

Common and Preferred Stocks: The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Fund may also invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income, and money market investments. The market values of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market (to the extent that a Fund invests in common stock) and should consider an investment in the Fund only as a part of your overall investment portfolio.

Bank Loans and Participations: The Fund may invest in bank loans and participations, including first-lien, second-lien and unitranche loans of any credit quality, maturity or duration. The bank loans and participations in which the Fund will invest may have fixed or floating interest rates, may be senior or subordinated, may be levered loans, and may be rated below investment grade or unrated. The Fund may invest in bank loans through assignments (whereby the Fund assumes the position of the lender to the borrower) or loan participation (whereby the Fund purchases all or a portion of the economic interest in a loan). “Unitranche” loans are loans that combine both senior and subordinate debt into a single loan under which the borrower pays an interest rate intended to reflect the relative risk of the secured and unsecured components of the loan.

NOTE 4. FUND CERTIFICATION

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by Section 302 of the Sarbanes-Oxley Act.

NOTE 5. DERIVATIVE TRANSACTIONS

Balance Sheet Offsetting Information

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2022, the Fund was not subject to any netting agreements.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 5. DERIVATIVE TRANSACTIONS – (continued)

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2022.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$54,365,000	$–	$54,365,000	$54,365,000	$–	$–

In some instances, the actual collateral received/pledged may be more than the amounts disclosed herein.

NOTE 6. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average daily Managed Assets (as defined below) of the Fund. Managed Assets includes total assets (including any assets attributable to borrowing for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) (“Managed Assets”).

The Adviser has also contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s Total Annual Fund Operating Expenses to 0.25% of the Fund’s Managed Assets through at least May 31, 2023 (the “Limitation Period”). Separately, the Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s Total Annual Fund Operating Expenses to 2.50% of the Fund’s net assets (together with the 0.25% expense limitation, the “Expense Limits”) through at least June 5, 2022. The 0.25% Expense Limit may be eliminated at any time by the Board, on behalf of the Funds, upon 60 days’ written notice to the Adviser. Prior to the end of the Limitation Period, the Expense Limits may not be terminated by the Adviser without the consent of the Board of Trustees. Each Expense Limit is subject to repayment by the Fund within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitations described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). During the year ended January 31, 2022, the Adviser waived $23,255 of expenses and the Fund repaid $184,093 of previously waived expenses to the Adviser, which includes the $23,255 waived during the year.

In addition, the Adviser has contractually agreed to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in underlying funds for which the Adviser also serves as investment adviser (affiliated investments). This contractual waiver is not subject to recoupment by the Adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. During the year ended January 31, 2022, the Adviser waived $4,843 of management fees of underlying funds.

Destra Capital Investments LLC (“Destra”) provides investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of financial intermediaries, and communicating with the NYSE specialist for the Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. The Fund paid Destra a service fee in an annual amount equal to 0.10% of the average daily value of the Fund’s Managed Assets from the end of the Fund’s first year of operations and through August 31, 2021. Effective September 1, 2021, through the applicable termination date, the Fund pays Destra 0.07% of the average daily value of the Fund’s Managed Assets.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 6. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund.

Certain officers, Trustees and shareholders of the Fund are also owners or employees of the Adviser.

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended January 31, 2022, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government securities, were as follows:

Purchases	Sales
$143,101,479	$57,742,962

For the year ended January 31, 2022, there were no long-term purchases or long-term sales of U.S. Government securities for the Fund.

During the year ended January 31, 2022, the Fund sold securities to an affiliated fund sponsored by the Adviser, in accordance with the Rule 17a-7 procedures adopted by the Trust at a value of $261,995. The Fund experienced a gain of $30,467 on the sale of these securities. During the year ended January 31, 2022, the Fund purchased securities from an affiliated fund sponsored by the Adviser, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $33,800,154.

NOTE 8. INVESTMENTS IN AFFILIATES

The Fund’s ownership of shares of affiliates represents holdings for which the Fund and the underlying investee fund have the same investment adviser or where the investee fund’s investment adviser is under common control with the Fund’s investment adviser.

The Fund had the following investments in affiliates during the year ended January 31, 2022:

Security Name	Value as of February 1, 2021	Purchases	Sales/Return of Capital	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates	Value as of January 31, 2022	Share Balance	Dividend Income	Net Realized Gain (Loss) on Investments in Affiliates
DYFN	$329,400	$–	$(3,905)	$26,801	$352,296	18,000	$26,525	$–

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 9. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year ended January 31, 2022 and January 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary Income	$12,621,982	$11,280,742
Net Long-Term Capital Gain	–	–
Return of Capital	8,858,520	6,149,847
Total	$21,480,502	$17,430,589

At January 31, 2022, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Tax Cost of Investments	$478,256,963
Unrealized Appreciation*	12,110,099
Unrealized Depreciation*	(2,444,034)
Net Unrealized Appreciation (Depreciation)*	$9,666,065
Undistributed Ordinary Income	–
Undistributed Long-Term Gain (Loss)	–
Accumulated Gain (Loss)	$–
Other Accumulated Gain (Loss)	(11,657,032)
Distributable Earnings (Accumulated Deficit)	$(1,990,967)

*	Represents aggregated amounts of investments and reverse repurchase agreements in the Fund.

The temporary differences between book basis and tax basis in the Fund are primarily attributable to amortization of callable bonds.

As of January 31, 2022, the Fund had available for federal tax purposes an unused capital loss carryforward of $11,635,837. For the year ended January 31, 2022, the Fund utilized $1,737,425 of capital loss carryforward.

To the extent these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

No expiration short-term	$11,635,837
No expiration long-term	$–
Total	$11,635,837

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended January 31, 2022, the Fund did not defer any post-October losses.

NOTE 10. CREDIT AGREEMENT

On September 17, 2019, the Fund entered into a $30 million line of credit agreement (the “Facility”) with First Horizon Bank, which was set to mature September 17, 2022. Under the Facility, interest was charged on a floating rate based on one-month LIBOR plus 2.40% and was payable on the last day of the interest period. As of July 7, 2021, the Fund has exited its agreement with the Facility. For the period of February 1, 2021 through July 7, 2021, the average principal balance and interest rate was $1,974,522 and 2.62%. Subject to the Facility, the Fund was required to pay First Horizon Bank a commitment fee of 0.50% on the unused portion of the Facility if the Fund did not achieve a 75% utilization rate each year. For period of February 1, 2021, through July 7, 2021, the Fund did not achieve a 75% utilization rate and therefore was subject a commitment fee, which

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 10. CREDIT AGREEMENTS – (continued)

subsequently waived by First Horizon Bank. For the year ended January 31, 2022, interest expense, amounted to $22,545 and is included in the Interest and Commissions expense line item that is reflected in the Statement of Operations. The Fund paid an origination fee of $120,000 and other expenses on September 17, 2019, which were paid upfront and were being accrued daily through July 7, 2021. The maximum loan outstanding during the year was $30,000,000 from February 1, 2021, through February 10, 2021.

NOTE 11. SENIOR NOTES

On July 8, 2021, the Fund issued senior unsecured notes (“Notes”) in an aggregate amount of $85,000,000 in two fixed-rate series. The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The note purchase agreement (the “Agreement”) contains various covenants related to other indebtedness and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The table below sets forth a summary of the key terms of each series of Notes outstanding at January 31, 2022.

Series	Principal Outstanding January 31, 2022	Payment Frequency	Unamortized Offering Costs	Estimated Fair Value January 31, 2022	Fixed Interest Rate	Maturity Date
A	$40,000,000	Semi-Annual	$368,261	$38,692,528	2.35%	July 8, 2026
B	$45,000,000	Semi-Annual	$415,272	$43,768,796	2.80%	July 8, 2028

The carrying value of the Notes on the Statement of Assets and Liabilities is equal to the principal amount of the Notes less unamortized offering costs. The estimated fair value of the notes was calculated, for disclosure purposes, based on estimated market yields for comparable debt instruments with similar maturity and terms. The Fund would categorize as Level 2 in the fair value hierarchy.

The Fund shall at all times maintain a current rating given by a Nationally Recognized Statistical Rating Organization (“NRSRO”) of at least Investment Grade with respect to the Notes and shall not at any time have any rating given by a NRSRO of less than Investment Grade with respect to the Notes. The Notes have been assigned an ‘A1’ long-term rating by Moody’s Investors Service.

The aggregate accrued interest payable on the Notes as of January 31, 2022, was $140,556 and is included in the Interest Payable for senior notes and reverse repurchase agreements line item in the Statement of Assets and Liabilities. The Fund paid an origination fee of $854,000 and other expenses on July 13, 2021, which was paid upfront and is being accrued for daily over the life of the Notes. During the year ended January 31, 2022, $1,347,415 of interest expense and origination fees were included in the Interest and commissions expense line item that is reflected in the Statement of Operations.

At January 31, 2022, the Fund was in compliance with all covenants under the Agreement.

NOTE 12. CAPITAL TRANSACTIONS

During the year ended January 31, 2022, the Board approved a rights offering to participating shareholders of record as of September 20, 2021, which were in turn allowed to subscribe for new common shares of the Fund. Record date shareholders received one right for each common share held on record date. For every three rights held, a holder of the rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all rights initially issued to them in the primary subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The subscription price per common share (the “Subscription Price”) was determined based on a formula equal to 92.5% of the average of the last reported sales price of a common share of the Fund on the NYSE on the layoff/expiration dates and each of the four immediately preceding trading days (the “Formula Price”). However, the Formula Price was less than 86% of the Fund’s NAV per common share at the close of trading on the NYSE on the layoff/expiration dates, therefore the Subscription Price used was based on 86% of the Fund’s NAV per common share at the close of trading on the NYSE on those days. Offering costs were charged to paid-in-capital upon the exercise of the rights.

Angel Oak Financial Strategies Income Term Trust

Notes to the Financial Statements - (continued)

January 31, 2022

The shares of common stock issued, subscription price, and offering costs for the rights offering were as follows:

Layoff/Expiration Date	Shares of Common Stock Issued	Subscription Price	Offering Costs
October 6, 2021	410,000	$16.15	$37,920
October 11, 2021	300,000	$16.10	$27,746
October 14, 2021	4,366,333	$16.06	$403,834

NOTE 13. ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 and ASU No. 2021-01 during the year ended January 31, 2022.

In October 2020, the FASB issued Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables–Nonrefundable Fees and Other Costs (“ASU 2020-08”). The ASU 2020-08 clarifies that an entity should reevaluate whether a callable debt security is within the scope of ASC paragraph 310-20-35-33 for each reporting period. The guidance is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early application is not permitted. All entities should apply ASU 2020-08 on a prospective basis as of the beginning of the period of adoption for existing or newly purchased callable debt securities. Management adopted ASU 2020-08 as of February 1, 2021, and it did not have a material impact on its accounting and disclosures.

NOTE 14. MACROECONOMIC RISKS

The COVID-19 pandemic, the Russian-Ukrainian war, and resulting supply chain disruptions, geopolitical risks, and economic sanctions have disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration, spread, and conclusion of these global events, and such uncertainty may in turn impact the value of the Fund’s investments.

NOTE 15. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

Effective February 4, 2022, Sreeniwas V. Prabhu has resigned from the Board, and Samuel R. Dunlap III has been appointed to the Board.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Financial Strategies Income Term Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Angel Oak Financial Strategies Income Term Trust (the “Fund”) as of January 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian, brokers, and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 31, 2022

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the taxable year ended January 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 20%.

For the taxable year ended January 31, 2022, the Fund paid qualified dividend income of 0.00%.

For the taxable year ended January 31, 2022, the percentage of ordinary income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations was 0.00%.

For the taxable year ended January 31, 2022, the Fund did not pay any ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

For the taxable year ended January 31, 2022, the percentage of taxable ordinary income distributions for the Fund that is designated as interest related dividends under Internal Revenue 871(k)1(c) was 88.45%.

2. Disclosure of Portfolio Holdings

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0230.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (855) 751-4324 and (2) from Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a telephonic meeting held on August 17, 2021 and a virtual meeting held on September 22-23, 2021 (the “Meetings”), the Board of Trustees (the “Board”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”) considered the renewal of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Fund and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Fund, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Fund’s administrator and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of the Fund, as compared to other similar closed-end funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the profitability data and comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the Fund and other registered investment companies advised by Angel Oak (the “Angel Oak Funds”), Angel Oak’s management capabilities demonstrated with respect to the Fund, the professional qualifications and experience of each of the portfolio managers of the Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Fund. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of continuing to generate a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Fund. The Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider, and a smaller peer group of comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Fund and that the Fund may have periods of underperformance when measured on a more short-term basis. In considering the performance of the Fund, the Trustees reviewed reports comparing the Fund’s performance to: (i) the Fund’s category; (ii) a peer group of comparable funds; and (iii) the Fund’s benchmark index.

The Trustees observed that the NAV of the Fund’s shares (which commenced operations in May 2019) had ranked in the first quartile of the Fund’s peer group for the one-year period ended June 30, 2021 and in the fourth quartile for the period since the Fund’s inception. They noted that the market price of the Fund’s shares had ranked in the second quartile of the Fund’s category over the one-year period ended June 30, 2021 and the fourth quartile over the period since the Fund’s inception. The Trustees further noted that the NAV of the Fund’s shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index (formerly, the Bloomberg Barclays U.S. Aggregate Bond Index), over the one-year period ended June 30, 2021 and underperformed the benchmark index for the period since the Fund’s inception.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the Fund’s management fee was equal to the median management fees of its peer closed-end funds and that its net expense ratio was higher than the median of its peer closed-end funds. The Board considered the management fees and net expense ratios relative to the Fund’s respective peer groups both as a percentage of the Fund’s net assets and as a percentage of its managed assets. The Board noted that the quality of services provided by Angel Oak and the past long-term performance of the Angel Oak Funds demonstrated that the advisory fee still offered an appropriate value for the Fund and its shareholders. In addition, the Trustees noted that Angel Oak had renewed its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Fund for an additional year through May 31, 2023.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, including non-U.S. registered funds (UCITS funds) and sub-advised funds that have investment strategies similar to certain of the Angel Oak Funds. The Board considered the management fee rates of such funds. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also reviewed detailed profitability information and considered Angel Oak’s current level of profitability with respect to the Fund and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages and that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Fund. The Trustees also noted that Angel Oak has provided information regarding its methodology for attributing profitability to the Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Fund.

Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services provided to the Fund by Angel Oak, and the estimated profitability of Angel Oak’s relationship with the Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between the Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Fund.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale. While it was noted that the Fund’s investment advisory fee will not decrease as the Fund’s assets grow because the Fund is not subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflects the current economic environment for Angel Oak and the competitive nature of the closed-end fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale and the appropriateness of the investment advisory fee payable to Angel Oak with respect to the Fund, in the future, at which time the implementation of fee breakpoints on the Fund could be considered. Finally, the Trustees noted the continued improvements made to the Adviser’s infrastructure and services provided to the Fund, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreements under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreements. The Trustees observed that those waivers were subject to recoupment under the terms of the Operating Expense Limitation Agreements. Angel Oak’s financial commitment to the Fund also included the payment of organizational, offering and distribution costs for the Fund when it was launched. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them at the Meetings and throughout the past year in connection with their regular Board meetings. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to the Fund, and they found that these services continued to benefit the Fund and its shareholders and also reflected management’s overall commitment to the continued growth and development of the Fund.

5. Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), distributions of dividends and capital gains are automatically reinvested in Shares of the Fund by Fund Services, as Plan Agent. Unless a Shareholder indicates another option on the account application or otherwise opts-out, Shareholders holding at least one full Share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in Shares of the Fund and the market price of Shares on the payment date for the distribution or dividend equals or exceeds the Fund’s NAV per Share, the Fund will issue Shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive Shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per Share purchase price may exceed NAV, resulting in fewer Shares being acquired than if the Fund had issued new Shares.

There are no brokerage charges with respect to Shares issued directly by the Fund. However, whenever Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees. Currently, dividend reinvestment plan participants that direct the sale of Shares through the Plan Agent are subject to a $25.00 fee plus a sales commission of $4.95.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. Purchases of additional Shares of the Fund will be made on the open market. There is no transaction fee, and each participant will pay a pro rata share of brokerage commissions incurred in connection with purchases made on the open market. Shareholders can also sell Fund Shares held in the Plan account at any time by contacting the Plan Agent by telephone or in writing. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your Shares have been sold. If you choose to sell your Shares through your broker, you will need to request that the Plan Agent electronically transfer your Shares to your broker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone or in writing. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your Shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional Shares and send you the proceeds, less a fee currently set at $25.00 and less a sales commission currently set at $4.95. If a Shareholder does not maintain at least one whole Share in the Plan account, the Plan Agent may terminate such Shareholder’s participation in the Plan after written notice. Upon termination, Shareholders will be sent a check for the cash value of any fractional Share in the Plan account, less any applicable broker commissions and taxes. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 60 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 60 days before the record date for the payment of any dividend or distribution by the Funds.

All correspondence or additional information about the Plan should be directed to Fund Services in writing at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

6. Compensation of Trustees

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not discussed in this report) receives an annual retainer of $65,000 (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in person in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair as well as the Chair of the Board receives additional annual compensation of $12,000 (pro-rated for any periods less than one year). Independent Trustees are permitted for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings.

Prior to November 1, 2021, the Independent Trustees received an annual retainer of $58,000 (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair received additional annual compensation of $12,000 (pro-rated for any periods less than one year).

7. Trustees and Officers

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Fund are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Fund is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, GA 30326.

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees(2)
Ira P. Cohen 1959	Independent Trustee, Chair (Class III)	Trustee since 2018, Chair since 2019; 3 year term	Executive Vice President, Recognos Financial (investment industry data analysis provider) (2015-2021); Independent financial services consultant (since 2005).	9

Trustee, Valued Advisers Trust (since 2010); Trustee, Griffin Institutional Access Credit Fund (since 2017); Trustee, Griffin Institutional Access Real Estate Access Fund (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2018); Trustee,

U.S. Fixed Income Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021).

Alvin R. Albe, Jr. 1953	Independent Trustee (Class I)	Since 2018; 3 year term	Retired.	9	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2018); Angel Oak Credit Opportunities Term Trust (since 2021).

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee (Class II)	Since 2018; 3 year term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	9

Trustee, Mirae Asset Discovery Funds (since 2010); Director, Commonfund Capital, Inc. (since 2015); Director, The Commonfund (since 2012); Director, Calamos Asset Management, Inc. (2012 – 2017);

Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2018); Angel Oak Credit Opportunities Term Trust (since 2021).

Andrea N. Mullins 1967	Independent Trustee (Class II)	Since 2019; 3 year term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	9

Trustee, Valued Advisors Trust (since 2013, Chair since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Angel Oak Credit Opportunities Term

Trust (since 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since 2021); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Fund (since 2021); Trustee and Audit Committee Chair, Cushing Nextgen Infrastructure Income Fund (since 2021).

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Interested Trustees
Samuel R. Dunlap, III 1979	Interested Trustee (Class I)	Since 2022; 3 year term	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC (investment management) (since 2009).	9	Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

(1)

The Fund Complex includes the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Dynamic Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust.

(2)	The Trustees of the Fund who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Dory S. Black, Esq. 1975	President	Since 2019; indefinite term	General Counsel, Angel Oak Companies (since 2014).
Adam Langley 1967	Chief Compliance Officer	Since 2019; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2015); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer of Falcons I, LLC (since 2018); Chief Compliance Officer, Hawks I, LLC (since 2018); Chief Compliance Officer, Angel Oak Commercial Real Estate Solutions (since 2021); Chief Compliance Officer, Angel Oak Funds Trust (since 2015); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Chief Compliance Officer, Angel Oak Credit Opportunities Fund (since 2021); Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021).
John Hsu 1965	Secretary	Since 2020; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors, LLC (since 2018), Head of Capital Markets, Angel Oak Capital Advisors, LLC (2014-2018).
Daniel Fazioli 1981	Treasurer	Since 2019; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015).

Each officer holds office at the pleasure of the Board.

8. Investment Objective and Policies of the Fund

Investment Objective

The Fund seeks current income with a secondary objective of total return. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

On August 17, 2021, the Adviser proposed and the Board approved changes to the Fund’s Investment Strategies, including, among other things, expanding the definition of financial institutions to include business development companies and commercial mortgage and residential mortgage real estate investment trusts and eliminating that the Fund may also invest up to 50% of the Fund’s net assets plus the amount of any borrowings for investment purposes in similar securities of other U.S. and foreign financial services companies that are not U.S. community banks and may be of any size.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in securities of U.S. and non-U.S. financial institutions, which may include, but are not limited to, banks, thrifts, finance companies, business development companies (“BDCs”) that invest primarily in loans, commercial mortgage and residential mortgage real estate investment trusts (“REITs”), brokerage and advisory firms, insurance companies and financial holding companies. In pursuing its investment objective, the Fund invests primarily in debt issued by financial institutions, including subordinated debt (“sub-debt”), unrated debt, senior debt and high yield securities. The Fund may also invest in common equity, preferred equity, convertible securities, warrants and trust-preferred securities (“TruPS”) of these institutions. The Fund’s investment policy to invest at least 80% of its assets in securities of U.S. and non-U.S. financial institutions is not fundamental and may be changed without Shareholder approval. The Fund will provide Shareholders with 60 days’ notice of any change in this 80% investment policy.

The Fund will, under normal circumstances, invest at least 50% of its debt investments in debt investments rated investment grade by Standard & Poor’s Ratings Services (“S&P”) or of equivalent quality rating by another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality based on the Adviser’s internal quantitative models. Fund will not invest more than 15% of its Managed Assets in credit instruments rated below Caa2 by Moody’s Investors Service, Inc. (“Moody’s”) or CCC by S&P or Fitch Ratings (“Fitch”). Below investment grade credit instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal.

Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in the group of industries related to banks and diversified financials. The Fund will not concentrate in any industry other than the group of industries related to banks and diversified financials.

The Fund may invest up to 30% of its net assets plus the amount of any borrowings for investment purposes in securities issued by non-U.S. issuers and in markets outside the United States. The Fund’s investments in structured credit instruments, which are commonly issued by special purpose vehicles formed in jurisdictions outside of the United States, are not subject to or limited by this policy.

The Fund will not invest more than 5% of its Managed Assets in securities of any one single issuer. In addition, the Fund will not invest more than 10% of its Managed Assets in preferred shares of commercial mortgage and residential mortgage REITs and will not invest more than 10% of its Managed Assets in securities issued by BDCs.

The Fund may invest up to 20% of its net assets plus the amount of any borrowings for investment purposes indirectly in securities issued by financial institutions through Structured Products and credit derivatives. In particular, the Fund may invest in equity and junior debt tranches of ABS and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, financial institutions (“Structured Products”).

The Fund does not have a policy to target a particular average maturity or duration and may invest in bonds of any maturity or duration. Maturity refers to the length of time until a bond’s principal is repaid with interest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics.

The Fund may incur leverage to the extent permitted by the 1940 Act.

Although the Fund normally seeks to invest substantially all of its assets in securities issued by financial institutions, the Fund reserves the ability to invest up to 20% of its net assets plus the amount of any borrowings for investment purposes in other types of securities and instruments (measured at the time of purchase). Additionally, the Fund may take temporary defensive positions that are inconsistent with its investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Fund does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.

The Fund may invest without limitation in securities that are illiquid (e.g., non-investment grade sub-debt and junior debt tranches of Structured Products) and expects that a substantial portion of its assets will be illiquid. The Fund may also invest in restricted securities (i.e., securities the disposition of which is restricted under the federal securities laws).

The Investment Process

Idea generation

The Adviser’s portfolio managers utilize various data sources to generate investment ideas. Most of the “idea generation” and sourcing of potential alpha opportunities is driven by internal research and analysis (“alpha” refers to excess returns relative to a benchmark). In addition, portfolio managers and analysts regularly monitor market conditions, trade flows and trade execution. Active market participation provides a strong understanding of current market trends, which leads to formation of immediate views on the relative value of investment opportunities within the structured fixed income markets, thus generating new investment ideas in real time.

The Adviser’s investment committee meets frequently to discuss strategies in the context of current market events and their impact on the Fund, and existing approaches to each strategy are affirmed or altered based on these discussions. The Adviser makes its investment decisions based on its view of macroeconomic (i.e., large-scale, economy-wide) trends as well as by identifying opportunities in the capital markets it believes are providing the greatest relative value.

Research

The Adviser uses a combination of proprietary fundamental and quantitative research to analyze opportunities. Fundamental analysis involves evaluating the value of an instrument based on the issuer’s financial profile, management and other considerations. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. As part of this fundamental analysis, the Adviser considers certain environmental, social and governance (“ESG”) factors that it believes could have a material negative or positive impact on the risk profiles of the issuers of certain securities in which the Fund may invest. These determinations may not be conclusive, and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. Examples of the types of factors the Adviser may consider as part of its proprietary assessment, include, without limitation: environmental issues, such as carbon emissions and energy efficiency; social issues, such as affordable housing and community investment; and corporate governance issues, such as board independence and diversity. In evaluating an issuer’s ESG practices, the Adviser will use its own proprietary assessments of material ESG factors and may also reference standards as set forth by recognized global organizations, including the United Nations’ Principles for Responsible Investing, the United Nations’ Sustainable Development Goals, the Task Force on Climate-Related Financial Disclosures, the Carbon Disclosure Project, the Sustainable Accounting Standards Board and the Global Reporting Initiative. Additionally, the Adviser may engage proactively with issuers to encourage them to improve their ESG factors. In this regard, the Adviser may engage in direct dialogue with company management, including through in-person meetings, phone calls, electronic communications, and letters. These engagement activities are designed to facilitate the Adviser’s efforts to identify opportunities for companies to improve their ESG practices and to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting those objectives. The Fund may invest in securities issued by companies whose ESG practices, at the time of the investment, do not fully meet the Adviser’s proprietary standards, with the expectation that the Adviser’s engagement efforts and/or the company’s own initiatives will lead to improvements in the company’s ESG practices over time. It may also exclude those issuers that are not receptive to the Adviser’s engagement efforts, as determined in the Adviser’s sole discretion.

Quantitative analysis refers to a data-oriented analysis of financial information, market trends and other factors. This discipline is conducted from a bottom-up (i.e., opportunity-by-opportunity) perspective. The research team’s risk modeling analysis provides a granular focus on seeking to mitigate credit risk. Scenario analysis is conducted to help portfolio managers understand how an individual security would perform under a range of economic and capital market conditions. Scenario analysis is completed by applying multiple interest rate, credit and cash flow assumptions. Once the critical factors for individual security selection have been evaluated, a recommendation is made. The Adviser also makes use of various third-party analytical systems and uses proprietary models to confirm or eliminate results of non-proprietary models. Portfolio managers and analysts merge the outputs of these analytical models with their own views on future market and economic conditions to generate more qualified pre-purchase assumptions.

Portfolio Construction

The Adviser will construct the portfolio investments in two ways. First, the Adviser will participate in the primary market via a syndicated transaction brought to market by a broker/dealer specializing in the financial institutions sector. These deals have the potential to trade for higher prices in the secondary market and may allow the Fund to generate secondary trading profits. Second, the Adviser will source transactions in the secondary market. Although this may be infrequent, the Adviser believes it is well suited to take advantage of opportunities in the secondary market.

The Adviser will use fundamental analysis based on publicly available information to refine the pipeline of potential issuers. The Adviser will look for healthy, well capitalized institutions with a history of sound performance. The Adviser is not interested in financial institutions that are attempting to fill a capital hole or address their asset quality challenges. Rather, the Adviser will look for those well capitalized institutions where capital can be utilized strategically.

The Adviser may sell investments if it determines that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective.

Portfolio Composition

The Fund’s portfolio will consist primarily of:

Subordinated debt, senior debt and preferred securities of banks and diversified financial companies

Subordinated debt securities, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank. Many subordinated debt securities may be unrated and some may be considered high-yield securities or “junk bonds.” See “High yield securities.” Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities, as well as issuer-specific and market risks applicable generally to equity securities. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.

Community bank subordinated debt securities and Structured Products collateralized by such securities typically have floating or variable interest rates based on the London Inter-bank Offered Rate (“LIBOR”) or a future replacement rate, or may have a fixed coupon for a period of years and then convert to a floating rate, and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. See “LIBOR risk.”

High yield securities

The Fund may invest up to 50% of its net assets plus the amount of any borrowings for investment purposes in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high-yield” securities (also known as “junk bonds”) will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of the Fund’s Managed Assets in credit instruments rated below Caa2 by Moody’s Investors Service, Inc. (“Moody’s”) or CCC by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”).

Real Estate Investment Trusts (“REITs”)

REITs are financial vehicles that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. The Fund’s REIT investments can generally be classified as “Mortgage REITs,” “Equity REITs” and “Hybrid REITs.” Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents, royalties and lease payments. Hybrid REITs combine the characteristics of both Mortgage REITs and Equity REITs. The Fund may invest in REIT shares, including preferred shares, that trade in the secondary market on a U.S. securities exchange or invest in an initial public offering of REIT shares. The Fund also may invest in debt securities of REITs. Debt securities issued by a REIT are, for the most part, general and unsecured obligations and are subject generally to risks associated with the REIT. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The securities of REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. As an investor in common equity securities of a REIT, the Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund. The Fund considers Mortgage REITs to be financial institutions for purposes of the Fund’s policy of investing at least 80% of its assets in financial institutions.

Business Development Companies (“BDCs”)

BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs may invest in a diverse array of industries. BDCs are unique in that generally, at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Code. Similar to REITs, the securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund may invest in common equity, preferred equity and debt securities of BDCs, and is not limited with respect to the specific types of BDCs in which it may invest. As an investor in common equity securities of a BDC, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. The Fund considers BDCs that invest primarily in loans to be financial institutions for purposes of the Fund’s policy of investing at least 80% of its assets in financial institutions.

Structured Products

The Fund may invest in certain Structured Products, including community bank debt securitizations. The risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product in which the Fund invests. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be difficult for the Fund to sell particular within a reasonable time at a favorable price. However, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, Structured Products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in Structured Products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results. The senior and junior tranches of Structured Products collateralized by community bank debt securitizations typically have floating or variable interest rates based on LIBOR and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. See “LIBOR risk.”

Subordinated/equity tranches of Structured Products.

The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on LIBOR or an alternative reference rate.

Derivatives

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also invest in swaps, including total return swaps and credit default swaps, options and warrants. The Fund will, under normal circumstances, invest no more than 25% of its net assets plus the amount of any borrowings for investment purposes in derivative instruments, excluding derivative instruments used for hedging purposes.

International securities

The Fund may invest up to 30% of its net assets plus the amount of any borrowings for investment purposes in the securities of non-U.S. issuers, including direct investments in companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets. The Fund intends to invest in securities of companies in developed markets. The Fund’s investments in structured credit instruments, which are commonly issued by special purpose vehicles formed in jurisdictions outside of the United States, are not subject to or limited by this policy.

Convertible securities

The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period.

Common and preferred stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Trust preferred securities

The Fund may invest in TruPS, which are securities that are typically issued by banks and other financial institutions that combine the features of corporate debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued by banks and other financial institutions, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of those banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

10. Principal Risks of Investing in the Fund

General market risk. The capital markets may experience periods of disruption, instability and volatility due to, among other things, social, political, economic and other conditions and events such as natural disasters, terrorism, epidemics and pandemics. Such conditions may materially and adversely affect the markets globally and the issuers, industries, governments and jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

For example, the coronavirus and related respiratory disease (COVID-19) outbreak has led to disruptions in local, regional, national and global markets and economies affected thereby. Periods of market disruption and instability, like the one due to the COVID-19 outbreak, could severely adversely impact the companies in which the Fund invests and significantly reduce the Fund’s returns. Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund or its portfolio securities, it is clear that these types of events will adversely impact the Fund and its portfolio securities. For example, insurance companies, tenants of properties owned by REITs, and obligors of banks and BDCs in which the Fund invests have been significantly negatively impacted by these emerging events and the uncertainty caused by the COVID-19 outbreak. The COVID-19 outbreak has had, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on financial institutions, including, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact, among other things, the amount and quality of loans available for investment by the Fund’s portfolio securities and, consequently, the performance of the Fund.

The COVID-19 outbreak has resulted in the government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses resulting in significant disruption to the financial institutions in which the Fund invests, including increased loan defaults and/or difficulty in obtaining refinancing, difficulty in valuing loans during periods of increased volatility and liquidity issues. Rapidly evolving proposals and/or actions by state and federal governments to address the crisis are impacting markets, businesses and the economy in general. The Fund will be impacted if, among other things, the value of loans, real estate and other assets held on the balance sheets of the companies in which the Fund invests decreases. The Fund will also be negatively affected if the operations and effectiveness of the Adviser or a portfolio company (or any of the key personnel or service providers of the foregoing) are compromised or if necessary or beneficial systems and processes are disrupted. Remote work arrangements for an extended period of time can strain the Adviser’s business continuity plan, introducing operational risks and risks related to the Adviser’s reliance on third-party service providers for critical business activities including certain communication and information systems. As a result, if the Adviser’s business continuity plan fails or one of its third-party service providers experiences operational failures, it may have a material adverse effect on the operation of the Fund, its financial condition, liquidity and cash flows.

The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the securities held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying securities to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its securities due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the securities of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a security may prove to be wrong; and (vi) a decline in investor demand for the securities held by the Fund also may adversely affect the value of the securities.

Management risk. The Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving the Fund’s investment objective. Additionally, the Adviser’s consideration of certain ESG factors when making investment decisions may affect the Fund’s performance relative to that of funds that do not consider ESG factors. Due to its active management, the Fund could underperform other funds with a similar investment objective.

Market discount risk. Shares of closed-end management investment companies frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of Shares will depend entirely upon whether the market price of Shares at the time of sale is above or below the investor’s purchase price for Shares. Because the market price of Shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Shares, stability of dividends or distributions, trading volume of Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Shares will trade at, below or above NAV or at, below or above the initial public offering price. Shares of the Fund are designed primarily for long-term investors; investors in Shares should not view the Fund as a vehicle for trading purposes.

Limited term risk. Unless the Fund completes a tender offer to all shareholders to purchase shares of the Fund at a price equal to the NAV per share on the expiration date of the tender offer (an “Eligible Tender Offer”) and converts to perpetual existence, the Fund will terminate on or about the Termination Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objective and policies are not designed to seek to return to investors their initial investment on the Termination Date or in an Eligible Tender Offer, and investors may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Market discount risk.”

Because the assets of the Fund will be liquidated in connection with the termination, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Termination Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Termination Date approaches, and losses due to portfolio liquidation may be significant. During the wind-down period, beginning one year before the Termination Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short-term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s termination also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to Shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Shareholders. In addition, the Fund’s purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Shares. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Shares would not result in the Fund’s net assets totaling less than $100 million of net assets (the “Termination Threshold”), in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board may eliminate the Termination Date upon the affirmative vote of a majority of the Board and without Shareholder approval. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Termination Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV.

Banks and diversified financials concentration risk. Companies in the group of industries related to banks and diversified financials are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the group of industries related to banks and diversified financials, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the industries as a whole cannot be predicted. The Fund’s emphasis on community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns than larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the group of industries related to banks and diversified financials more severely than those of investments outside these industries, including the risks associated with companies that operate with substantial financial leverage. Companies in the group of industries related to banks and diversified financials may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Insurance companies are subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions failed during that time, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value.

The COVID-19 pandemic led to extreme market volatility and dislocations in the financial markets, causing significant yield spread widening on fixed income assets, equities sell-offs, evaporating liquidity, and significantly less transparency in the pricing of many asset classes. During the COVID-19 pandemic, the Federal Reserve System and other central banks around the world applied various stimulus tools available to them, including the reduction of short-term interest rates to seek to mitigate the economic impact of the pandemic on global economies. A prolonged reduction in interest rates could adversely impact the earnings of banks and other financial institutions, which could detract from the Fund’s performance. In addition, certain banks are making short-term loan modifications for borrowers impacted by COVID-19, including principal and interest deferrals. Banks have also reduced their investment portfolios to increase cash positions in light of potential liquidity needs and have significantly increased the amount of capital set aside in anticipation of loan defaults. Financial institutions will continue to be subject to unpredictable risks as they adapt to the economic crisis.

The group of industries related to banks and diversified financials is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Risks specific to the bank and diversified financial group of industries also may include:

Asset quality and credit risk. When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract. The companies in which the Fund will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale. Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments). This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans. As is the case with any such assessments, there is always the chance that the financial institutions in which the Fund invests will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify. Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings. Poor asset quality can also affect earnings through reduced interest income which can impair a bank’s ability to service debt obligations or to generate sufficient income for equity holders. Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets. The Fund will not have control over the asset quality of the financial institutions in which the Fund will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on the Fund’s investments.

Capital risk. A bank’s capital position is extremely important to its overall financial condition and serves as a cushion against losses. U.S. banking regulators have established specific capital requirements for regulated banks. Federal banking regulators proposed amended regulatory capital regulations in response to the Dodd-Frank Act and the international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (“Basel III”) protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The regulatory provisions under which the regulatory authorities act are intended to protect depositors. The deposit insurance fund and the banking system are not intended to protect shareholders or other investors in other securities issued by a bank or its holding company. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on the Fund’s investments.

Earnings risk. Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to shareholders. The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution’s earnings to volatility in interest rates. The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects. Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks. Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution’s near term obligations. Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair the Fund’s investments.

Management risk. The ability of management to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Depending on the nature and scope of an institution’s activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks. The Fund will not have direct or indirect control over the management of the financial institutions in which the Fund will invest and, given the Fund’s long-term investment strategy, it is likely that the management teams and their policies may change. The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which the Fund invests, may have an adverse impact on the Fund’s investment.

Litigation risk. Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high. Substantial legal liability or significant regulatory action against the companies in which the Fund invests could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects. Legal liability or regulatory action against the companies in which the Fund invests could have material adverse financial effects on the Fund and adversely affect the Fund’s earnings and book value.

Market risk. The financial institutions in which the Fund will invest are directly and indirectly affected by changes in market conditions. Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities and derivatives of the financial institutions in which the Fund will invest. Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which the Fund will invest as well as adverse effects on the Fund’s results from operations and overall financial condition.

Monetary policy risk. Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions. There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment. Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions. Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.

Competition. The group of industries related to banks and diversified financials, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase. Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services. The group of industries related to banks and diversified financials has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions. The majority of financial institutions in which the Fund will invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital. Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions. It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which the Fund invests.

Regulatory risk. Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding, their ability to operate and the value of the Fund’s investments. Changes to these regulations could have an adverse effect on their operations and operating results and the Fund’s investments. The Fund expects to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on the Fund’s investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to the Fund’s investments. Ownership of the stock of certain types of regulated banking institutions may subject the Fund to additional regulations. Investments in banking institutions and transactions related to the Fund’s investments may require approval from one or more regulatory authorities. If the Fund were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Fund would be subject to certain restrictions and regulations. To the extent the Fund invests in brokers, dealers or registered investment advisers, it will do so in compliance with Rule 12d3-1 under the 1940 Act and applicable SEC interpretive positions and guidance thereunder.

BDC risk. Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk and speculative investing. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.

Investments in BDCs are also subject to the risk that the management team will be unable to meet the BDC’s investment objective or manage the BDC’s portfolio when the underlying securities are redeemed or sold, particularly during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Common shares of BDCs are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Shares of non-listed BDCs generally do not trade in a secondary market and, accordingly, have little or no liquidity.

BDCs may utilize leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income may fall if the interest rate on any borrowings rises.

Instability in the financial markets or deterioration in credit and financing conditions could have material and adverse consequences on the availability of debt and equity capital relied on by certain BDCs, and the companies in which they invest, to grow or could otherwise increase the costs of such capital and/or result in less favorable terms and conditions, thereby decreasing the investment income or otherwise damaging the business of such BDCs. For example, changes in the economic and business environment attributable to COVID-19, the state and national emergencies that have been declared and the resultant risk the pandemic poses for business disruptions for small and medium-sized companies in which BDCs invest may lead to credit quality decline. Portfolio companies of BDCs are subject to the risks related to the ongoing economic effects of the pandemic, including temporary and permanent business closures, increased unemployment, and the disruption of supply chains. The inability of companies to make timely payments on obligations could result in reduced cash flow for BDCs and could adversely impact their ability to make distributions to investors such as the Fund and impact the value of the BDCs’ investments. Defaults by portfolio companies could also negatively impact the NAV of BDCs held by the Fund. In addition, disruptions in the global financial markets could impair a BDC’s access to credit, reducing its ability to take advantage of investment opportunities.

The Fund may invest in various parts of a BDC’s capital structure, including equity, debt and preferred securities. These investments carry the risks generally associated with such asset classes, including the fact that equity and preferred securities are generally subordinated to bonds and other debt securities in terms of priority for payment of income and in the event of a liquidation. In addition, certain types of securities issued by a BDC may trade less frequently and in a more limited volume than other types of securities issued by the BDC and, as a result, may be subject to more abrupt or erratic price movements or have more limited liquidity. In the event that event that the Fund acquires equity interests in BDCs, the Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs, in addition to the expenses paid by the Fund.

BDCs are generally taxed as RICs under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders, such BDCs must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a RIC, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.

Closed-end fund risk. The Fund is a non-diversified, closed-end management investment company and designed primarily for long term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Shares of the Fund may trade at a discount to the Fund’s NAV. See “Market discount risk.”

REIT risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A Mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not necessarily diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. For example, the COVID-19 pandemic has disproportionately impacted retail purpose commercial real estate operators, as well as hotel and restaurant operators. REITs may experience adverse impacts when commercial tenants are unwilling or unable to satisfy their obligations or continue to pay rent on time or at all, or choose not to renew their leases or re-lease properties on the same or better terms in the event of non renewal or early termination of existing leases. A rise in unemployment will directly impact residential mortgage REITs in a similar fashion when obligors are unable to make mortgage payments on time.

REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Code, and failing to maintain their exemption from registration under the 1940 Act. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. By investing in REITs, the Fund will indirectly bear its proportionate share of the expenses of the REITs. The expenses at the REIT level are not included in the Fund’s expense table as acquired fund fees and expenses. REITs (especially Mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations may be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically and yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to potentially fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. In addition, shares of publicly-traded REITs may trade less frequently than shares of other issuers, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations.

The Fund may invest in various parts of a REIT’s capital structure, including equity, debt and preferred securities. These investments carry the risks generally associated with such asset classes, including the fact that equity and preferred securities are generally subordinated to bonds and other debt securities in terms of priority for payment of income and in the event of a liquidation. In addition, certain types of securities issued by a REIT may trade less frequently and in a more limited volume than other types of securities issued by the REIT and, as a result, may be subject to more abrupt or erratic price movements or have more limited liquidity.

Risks relating to various types of REITs and to REITs generally may also include:

Mortgage REIT risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds, which is the risk that the borrower will not be able to make timely interest and principal payments on the loan to the mortgage REIT. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A mortgage REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a mortgage REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a mortgage REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy, reductions in the availability of financing or deterioration in the conditions of the mortgage REIT’s mortgage-related assets.

Equity REIT risk. Equity REITs make direct investments in real estate. Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Hybrid REIT risk. Because they combine the characteristics of Mortgage REITs and Equity REITs, Hybrid REITs are subject to the risks associated with both Mortgage REITs and Equity REITs, as described above, and to the risks associated with REITs generally.

REIT tax risk. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

Real estate industry risk. Ownership of real estate is subject to a number of risks, including (i) changes in the general economic climate (such as changes in interest rates or the credit markets) and social and economic trends; (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space); (iii) the quality and philosophy of management; (iv) competition (such as competition based on rental rates); (v) specific features of properties (such as location); (vi) financial condition of tenants, buyers and sellers of properties; (vii) quality of maintenance, insurance and management services; (viii) changes in operating costs; (ix) government regulations (including those governing usage, improvements, zoning, limitations on rents and taxes); (x) the availability of financing; (xi) difficulties in valuing and disposing of real estate; (xii) risk of casualty or condemnation losses; (xiii) delays in completion of construction; (xiv) losses due to “special hazards” (e.g., floods, earthquakes and hurricanes); (xv) potential liability under environmental and other laws (such as successor liability if investing in existing entities); and (xvi) the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.

Credit risk. Credit risk is the risk that securities owned by the Fund will decline in value or the issuer of a security owned by the Fund will not be able to make interest or principal payments on the security when due because the issuer of the security experiences a decline in its financial circumstances. Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.

Equity risk. The Fund’s investments in equity securities may subject the Fund to volatility and the following risks: (i) prices of stock may fall over short or extended periods of time; (ii) cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day; and (iii) individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a stock may prove to be wrong; and (vi) a decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

Extension risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed-income instruments risk. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a fund and, therefore, the Fund’s exposure to changes in interest rates. A fund with a negative average portfolio duration may increase in value when interest rates rise, and generally incurs a loss when interest rates decline. If an issuer calls or redeems an instrument held by a fund during a time of declining interest rates, the Fund might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates.

Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate instruments to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by its cash flow.

Floating or variable rate securities risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

High yield securities risk. Below investment grade instruments are commonly referred to as “junk” or high yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of its Managed Assets in credit instruments rated below rated CCC by S&P or Fitch or Caa2 by Moody’s.

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

Illiquid securities risk. It is expected that a substantial portion of the securities and instruments in which the Fund invests will not trade on any exchange and will be illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period. Liquidity risk may impact the Fund’s ability to meet Shareholder repurchase requests and as a result, the Fund may be forced to sell securities at inopportune prices.

Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities.

Convertible securities risk. The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

Senior debt, subordinated debt and preferred securities of banks and diversified financial companies risk. Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. This means, for example, that if the issuing bank were to become insolvent, subordinated debt holders may not receive a full return of their principal because the bank would have to satisfy the claims of senior debt holders first. To the extent a bank in which the Fund invests were to be placed into a FDIC-administered receivership or conservatorship, the Fund would not be entitled to the same rights that it would have as a creditor in a typical bankruptcy proceeding, and creditors of failed banking organizations typically receive little or no recovery. See “Banks and diversified financials concentration risk – Capital risk.” In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. This is especially true in light of the large amount of regulatory developments in recent years. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital. Smaller banks may also have a lower capacity to withstand negative developments in the market in general. If any of these or other factors were to negatively affect a bank’s operations, the bank could fail to make payments on its debt obligations, which would hurt the Fund’s bank subordinated debt investments.

Preferred securities are subject to risks associated with both equity and debt instruments. Because some preferred securities allow the issuer to convert its preferred stock into common stock, preferred securities are often sensitive to declining common stock values. In addition, certain preferred securities contain provisions that allow an issuer to skip or defer distributions, which may be more likely when the issuer is less able to make dividend payments as a result of financial difficulties. Preferred securities can also be affected by changes in interest rates, especially if dividends are paid at a fixed rate, and may also include call features in favor of the issuer. In the event of redemptions by the issuer, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return. Preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Although the Fund will invest in securities and other obligations of FDIC-insured depository institutions and their affiliates, neither those securities and obligations nor your investment in the Fund will be protected by FDIC insurance.

Structured Products risk. The Structured Products in which the Fund may invest include community bank debt securitizations and other ABS and debt securitizations (which may be referred to as collateralized debt securities or CDOs), which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. Holders of Structured Products bear risks of the underlying assets and are subject to counterparty risk. The Fund (and other investors in the Structured Product) ultimately bear the credit risk associated with the underlying assets. Most Structured Products are issued in multiple tranches that offer investors various maturity and credit risk characteristics, which are often categorized as senior, mezzanine, and subordinated/equity. The Fund may invest in any tranche of a Structured Product, including the subordinated/ equity tranches.

The ability of the Structured Product to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, performance tests (based on interest coverage or other financial ratios or other criteria) may restrict the Fund’s ability, as holder of the equity interests in a Structured Product, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a Structured Product may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the Structured Product may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the Structured Product’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a Structured Product, or cash flow may be completely restricted for the life of the Structured Product. If the Fund does not receive cash flow from any such Structured Product that is necessary to satisfy the annual distribution requirement for maintaining the Fund’s RIC status, and the Fund is unable to obtain cash from other sources necessary to satisfy this requirement, the Fund could fail to maintain its status as a RIC, which would have a material adverse effect on the Fund’s financial performance.

If applicable accounting pronouncements or SEC staff guidance require the Fund to consolidate the Structured Product’s financial statements with the Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by the Fund for purposes of the asset coverage ratio applicable to the Fund. Further, there can be no assurance that a bankruptcy court, in the exercise of its broad equitable powers, would not order that the Fund’s assets and liabilities be substantively consolidated with those of a Structured Product, rather than kept separate, and that creditors of the Structured Product would have claims against the consolidated bankruptcy estate (including the Fund’s assets). If a Structured Product is not consolidated with the Fund, the Fund’s only interest in the Structured Product will be the value of its retained subordinated interest and the income allocated to it, which may be more or less than the cash the Fund received from the Structured Product, and none of the Structured Product’s liabilities would be reflected as the Fund’s liabilities. If the assets of a Structured Product are not consolidated with the Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by the Fund for purposes applicable limitations on the Fund’s ability to issue debt.

The Fund generally may have the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the Structured Product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the Structured Products owned by the Fund.

The activities of the issuers of certain Structured Products, including bank debt securitizations, will generally be directed by a collateral manager. In the Fund’s capacity as holder of interests in such a Structured Product, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of the Structured Product. Consequently, the success of the securitizations in will depend, in part, on the financial and managerial expertise of the collateral manager. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the Structured Product. There can be no assurance that for any Structured Product, in the event that underlying instruments are prepaid, the collateral manager will be able to reinvest such proceeds in new instruments with equivalent investment returns. If the collateral manager cannot reinvest in new instruments with equivalent investment returns, the interest proceeds available to pay interest on the Structured Product may be adversely affected. The Structured Products in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these Structured Products, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities. An active dealer market may exist for certain of these investments that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. In addition, certain Structured Products may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume has been small relative to other markets. Structured Products may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. To the extent a trading market exists for a Structured Product, the market value may be affected by a variety of factors, including changes in the market value or dividends paid by the underlying collateral of the Structured Product; prepayments, defaults and recoveries on the underlying collateral; and other risks associated with the underlying collateral. The leveraged nature of equity interests in Structured Products are likely to magnify the adverse impact of such factors on equity interests in Structured Products. Because of the limited market, there may be less information available to investors regarding the underlying assets of a Structured Product than if the investors invested directly in the debt of the underlying obligors.

In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

To the extent that an affiliate of the Adviser serves as the sponsor and/or collateral manager of a Structured Product in which the Fund invests, or the Adviser or its affiliates hold other interests in Structured Products in which the Fund invests, the Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder.

Additional risks relating to investing in the subordinated/equity tranche of Structured Products.

Up to all of the Fund’s investments in Structured Products may be in the subordinated/equity tranches. Investments in the equity tranches of Structured Products typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that the Fund holds in a Structured Product will not be secured by the assets of the Structured Product or guaranteed by any party, and the Fund will rank behind all creditors of the Structured Product, including the holders of the secured notes issued by the Structured Product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches. Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the Structured Product and may be subject to up to 100% loss. Structured Products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and the Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

Derivatives risk. The Fund’s derivative investments have risks similar to their underlying assets and may have additional risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; illiquidity of the derivative investments; risks arising from margin requirements; and risks arising from mispricing or valuation complexity. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Regulation of the derivatives market presents additional risks to the Fund and may limit the ability of the Fund to use, and the availability or performance of, such instruments. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Compliance with Rule 18f-4 will be required in August 2022.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. In cases where the Fund is the writer, or seller, of a credit default swap agreement, the segregated amount will be equal to the full, un-netted amount of the Fund’s contractual obligation (the “notional amount”).

Interest rate risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

LIBOR risk. The terms of many investments, financings or other transactions in in which the Fund may invest have been historically tied to LIBOR, which functions as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, a Fund’s performance.

In July 2017, the United Kingdom Financial Conduct Authority, which regulates the LIBOR administrator, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021.

As for the most common tenors (overnight and one, three, six and 12 months) for U.S. dollar LIBOR, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected). The FCA and other regulators have stated that they welcome the LIBOR Administrator’s action. An extension to 2023 means that many legacy U.S. dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the same regulators emphasized that, despite any continued publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. Moreover, the LIBOR administrator’s consultation also relates to the LIBOR administrator’s intention to cease publication of

non-U.S. dollar LIBOR after December 31, 2021. There is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date.

Although the financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is incomplete, and the process for amending existing contracts or instruments to transition from LIBOR remains unclear.

It is not possible to predict the effect that these announcements or any such discontinuance will have on LIBOR or on floating rate securities linked to LIBOR.

Leverage risk. The Fund presently utilizes leverage, but there can be no assurance that the Fund will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund uses leverage through borrowings from certain financial institutions or the use of reverse repurchase agreements. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions or derivatives that have the effect of leverage in an aggregate amount up to 50% of the Fund’s Managed Assets (which equates to 100% of its net assets) immediately after giving effect to the leverage. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. The Fund’s Managed Assets include assets attributable to financial leverage instruments of any form. The Fund’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 50% of the Fund’s Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased net investment income, but also creates risks for the holders of Shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s current income. This interest expense may be greater than the Fund’s current income on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Share dividends, but also creates special risks and considerations for the Shareholders, including:

•	The likelihood of greater volatility of NAV, market price and dividend rate of the Shares than a comparable portfolio without leverage;

•	The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Shareholders;

•

The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Shares;

•

When the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interests;

•	Leverage increases operating costs, which will be borne entirely by the Shareholders and may reduce total return; and

•	Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage and is in the best interests of the Fund. To seek to manage any potential conflicts of interest that may arise in connection with its use of leverage, the Adviser will periodically review its performance and use of leverage with the Board.

Under the Fund’s credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund may also have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund’s credit facility may contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

The Fund may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund’s Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.

A decline in the Fund’s NAV could affect the ability of the Fund to make dividend payments. If the asset coverage for preferred shares or debt securities declines to less than two hundred or three hundred percent, respectively (as a result of market fluctuations or otherwise), the Fund may have to sell a portion of its investments at an inopportune time.

Conflicts of interest risk. There are significant and potential conflicts of interest that could impact the Fund’s investment returns, including the potential for portfolio managers to devote unequal time and attention to the management of the Fund and any other accounts managed; identify a limited investment opportunity that may be suitable for more than one client; and acquire material non-public information or otherwise be restricted from trading in certain potential investments. While the Fund generally may not purchase Structured Products sponsored by the Adviser or its affiliates directly from the issuer thereof, the Fund may, under certain circumstances, purchase Structured Products sponsored by the Adviser or its affiliates from third parties in secondary market transactions. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder. To the extent that the Fund holds Structured Products sponsored by the Adviser or its affiliates, or holds Structured Products in which the Adviser or its affiliates also hold interests, certain conflicts of interest may arise. The Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product. Additionally, because the amount of fees paid to the Adviser for its services is based on the Fund’s Managed Assets, the fees paid to the Adviser will be higher if the Fund uses leverage, which may create an incentive for the Adviser to leverage the Fund or increase the Fund’s use of leverage.

Distributions risk. The Fund’s distributions may include a return of capital, thus reducing a Shareholder’s cost basis in his or her Fund Shares and reducing the amount of capital available to the Fund for investment and likely increasing the Fund’s expense ratio. A Shareholder who receives a capital distribution may be subject to tax even though the Shareholder has experienced a net loss on his or her investment in the Fund. Any capital returned to Shareholders through distributions will be distributed after the payment of fees and expenses. Shareholders who periodically receive payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. A return of capital to Shareholders is a return of a portion of their original investment in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.

Trust preferred securities risk. The risks associated with TruPS include those risks typically associated with debt securities and preferred securities, including the risk of default. TruPS are typically subordinated to other classes of debt of the bank or other financial institution. As a result, the risk of recovery in case of default is higher for these securities than senior debt securities. Because the issuer is typically able to defer or skip payments for up to five years without being in default, distributions may not be made for extended periods of time. These securities are also subject to prepayment risk. Holders of TruPS generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent corporation. The market for TruPS may be limited due to restrictions on resale, and the market value may be more volatile than those of conventional debt securities. Many TruPS are issued by trusts or other special purpose entities established by banks and financial institutions and are not a direct obligation of banks and other financial institutions.

Prepayment risk. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

International securities risk. Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund’s Shares are not priced, NAV may change at times when the Fund’s Shares cannot be sold.

Foreign banks and securities depositories at which the Fund holds its international securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Less information may be publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in non-U.S. countries may differ from U.S. accounting standards. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be more difficult to completely and accurately assess a company’s financial condition.

The volume of transactions on foreign stock exchanges is generally lower than the volume of transactions on U.S. exchanges. Therefore, the market for securities that trade on foreign stock exchanges may be less liquid and their prices may be more volatile than securities that trade on U.S. securities. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

Unrated securities risk. The Fund may purchase unrated securities which are not rated by a rating agency if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Large investors risk. Ownership of Shares may be concentrated among certain institutional investors who purchase Shares. The ownership of large numbers of Shares by one or more institutional investors could, depending on the size of such ownership, result in such investors being in a position to exercise significant influence on matters put to a vote of Shareholders. Dispositions of a large number of Shares could adversely impact the market price and premium or discount to NAV at which the Shares trade. As a result of the concentration of a significant portion of the Fund’s outstanding Shares among a limited number of investors and the applicable restrictions on resale, the trading volume of Shares may be lesser than that of funds of a similar size whose shares are more widely held. As a result, there may be less secondary market liquidity for the Shares, the Shares may be subject to wider bid-ask spreads and the market price of the Shares may fluctuate more sharply.

Limited investment opportunities risk. Certain markets in which the Fund may invest are extremely competitive for attractive investment opportunities and, as a result, there may be reduced expected investment returns. The market for debt issued by financial institutions is more limited than the market for other debt issuances. There can be no assurance that sufficient investment opportunities will be available. The Fund’s primary competitors in providing financing and capital to financial institutions include public and private funds, commercial banks, investment banks, correspondent banks, commercial financing companies, high net worth individuals, private equity funds and hedge funds. Some of the Fund’s competitors may be substantially larger than the Fund and may have access to greater financial, technical, and marketing resources that the Fund. There can be no assurance that the Adviser will be able to identify or successfully pursue attractive investment opportunities in such environments. Among other factors, competition for suitable investments from other pooled investment vehicles and other classes of investors may reduce the availability of investment opportunities. Certain of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on the Fund as an investment company or to the source-of-income, asset diversification and distribution requirements the Fund intends to satisfy to qualify as a RIC under Subchapter M under the Code. Certain competitors may also have higher risk tolerances or different risk assumptions, which could allow them to consider a wider array of investment opportunities than the Fund intends to consider. There has been significant growth in the number of firms organized to make investments similar to those which the Fund intends to make, which may result in increased competition to the Fund in obtaining suitable investments. Additionally, the Adviser may have to allocate the available investment opportunities between various other Funds and accounts managed by the Adviser with similar investment strategies. Such allocation decisions will be made subject to the Adviser’s Trade Aggregation and Allocation Policies and Procedures. There may also be competition to sell investments. If many investment funds that pursue similar strategies were forced to liquidate positions at the same time, market liquidity would be reduced, which may cause prices to drop, and volatility to increase and may exacerbate the losses of the Fund.

Limited operating history risk. The Fund is a non-diversified, closed-end investment company with limited operating history. As a result, prospective investors in the Fund have limited track record or history for the Fund on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective.

Maturity and duration risk. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%.

Liquidity and valuation risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets in recent years, which has led to reductions in the capacity of such market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income and floating rate instruments are at or near historic lows relative to market size. These concerns may be more pronounced in the case of high yield fixed-income and floating rate instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to diminished liquidity and increased volatility in the fixed-income markets. In addition, the Fund’s ability to sell an instrument under favorable conditions may be negatively impacted by, among other things, the sale of the same or similar instruments by other market participants at the same time.

To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of traditional market makers with respect to certain instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity or market turmoil, or in the absence of readily accessible market quotations for an investment in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to that investment may be limited and the Adviser may be required to perform a fair valuation of the instrument. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an instrument’s fair value, conducted in accordance with the Fund’s valuation procedures, will in fact approximate the price at which the Fund could sell that instrument at the time of the fair valuation. The Fund relies on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current or reliable market data or otherwise, which could impact the Fund’s ability to accurately value its investments or calculate its NAV.

Liquidity and valuation risks may be more pronounced in a rising interest rate environment, and the Fund that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. Portions of the Fund’s portfolio that are fair valued or difficult to value vary from time to time. The Fund’s Shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

Portfolio turnover risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Fund.

Rating agencies risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Regulatory and legal risk. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund.

Changes in government legislation, regulation and/or intervention may change the way the Adviser or the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments and limit and/or preclude the Fund’s ability to implement, or increase the Fund’s costs associated with implementing, its investments strategies. Changes to tax laws and regulations may also result in certain tax consequences for the Fund and/or investors. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its respective investment objective.

Repurchase agreement risk. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

Reverse repurchase agreement risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage, including increased volatility. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

When required by law, at the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities.

Risk relating to the Fund’s RIC status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and determined without regard to any deduction for dividends paid) and its net tax-exempt income (if any), to its Shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to re-qualify as a RIC.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Additionally, some of the Structured Products or issuers in which the Fund invests may be considered passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund Shareholders may receive larger capital gain distributions than they would in the absence of such transactions. Furthermore, under proposed treasury regulations, certain income derived by the Fund from a passive foreign investment company or controlled foreign corporation would generally constitute qualifying income for purposes of the income test applicable to RICs only to the extent the applicable issuer makes current distributions of the corresponding income to the Fund. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

Uncertain tax treatment risk. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments and certain other investments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Although the Fund will seek to address these and other issues to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax, no assurances can be given that the Fund will not be adversely affected as a result of such issues.

U.S. government securities risk. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or U.S. government sponsored enterprises (“GSEs”), including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Other Risks Relating to the Fund

Cybersecurity risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its respective affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer material losses relating to cyber attacks or other information security breaches in the future. The Fund’s and its respective affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its respective affiliates and third-party service providers. This could result in financial losses to the Fund and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process Shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future. The Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of issuers or third-party service providers. The Fund and its Shareholders could be negatively impacted as a result.

Other investment companies risk. To the extent the Fund invests in other investment companies that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs, mutual funds and closed-end funds incur fees that are separate from those of the Fund. As a result, Shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, mutual funds and closed-end funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

In addition to risks generally associated with investments in mutual fund securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

Management of similar funds risk. The name, investment objective and policies of the Fund are similar to other funds advised by the Adviser. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of the funds. In addition, the Adviser’s management of similar funds gives rise to various conflicts of interest, including conflicts relating to the allocation of investment opportunities, the potential for portfolio managers to devote unequal time and attention to the management of the Fund and the other funds and the potential acquisition of material nonpublic information.

11. Fundamental Investment Restrictions

The investment policies described below have been adopted by the Fund with respect to the Fund and are fundamental (“Fundamental Policies”), and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Except for those investment policies specifically identified as fundamental, the Fund’s investment objective and all other investment policies and practices of the Fund are non-fundamental and may be changed by the Board without the approval of Shareholders.

The fundamental policies adopted with respect to the Fund are as follows:

a.

Borrowing Money. The Fund may borrow money to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

b.

Senior Securities. The Fund may issue senior securities, as defined in the 1940 Act, as permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

c.

Underwriting. The Fund may act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

d.

Real Estate. The Fund may purchase or sell real estate to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. This includes that the Fund may (i) acquire or lease office space for its own use, (ii) invest in instruments of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, (iii) invest in instruments secured by real estate or interests therein, (iv) hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such instruments.

e.

Commodities. The Fund may purchase or sell commodities to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. The Fund may purchase or sell options or futures contracts, invest in securities or other instruments backed by commodities or invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

f.

Loans. The Fund may make loans to other persons to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

g.

Concentration. Under normal circumstances, the Fund will invest more than 25% of its total assets (measured at the time of purchase) in the group of industries related to banks and diversified financials.

12. Effects of Leverage

Assuming the utilization of leverage through borrowings of approximately 33.3% of the Fund’s Managed Assets, at an interest rate of 2.16% payable on such borrowings, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.19% in order to cover such interest payments and other expenses specifically related to borrowings. These numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects the use of borrowings representing 33.3% of the Fund’s Managed Assets and the Fund’s currently projected annual interest rate on its leverage of 2.16%.

Assumed annual return on the Fund’s portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Share Total Return	(16.08%)	(8.58%)	(1.08%)	6.42%	13.92%

Share Total Return is composed of two elements: the Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its portfolio investments is entirely offset by losses in the value of those investments.

Angel Oak Financial Strategies Income Term Trust

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

SHAREHOLDER SERVICER

Destra Capital Advisors LLC

444 West Lake Street, Suite 1700

Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

AR-FINS

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin R. Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2022	FYE 01/31/2021
( a ) Audit Fees	$25,000	$25,000
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$4,000	$4,000
( d ) All Other Fees	$0	$1,500	(1)

(1) Paid by the Adviser.

The Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Fund in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to the principal accountant’s independence each year. The Committee did not approve any of the audit- related, tax or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Fund’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining the principal accountant’s independence.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

	FYE 01/31/2022	FYE 01/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 01/31/2022	FYE 01/31/2021
Registrant	$4,000	$5,500	(1)
Registrant’s Investment Adviser	$0	$0

(1) $1,500 of which was paid by the Adviser.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, consisting of the entire Board, are as follows: Alvin R. Albe, Jr., Keith M. Schappert, Ira P. Cohen, and Andrea N. Mullins.

(b) Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ANGEL OAK FUNDS TRUST

ANGEL OAK STRATEGIC CREDIT FUND

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

ANGEL OAK DYNAMIC FINANCIAL STRATEGIES INCOME TERM TRUST

PROXY VOTING

The Boards of Trustees (the “Board”) of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust, and Angel Oak Dynamic Financial Strategies Income Term Trust (each, a “Trust” and together, the “Trusts”) and the Trusts’ respective series, if any, (each, a “Fund” and together with the Trusts, the “Funds”) recognizes that the Board’s right to vote proxies for Trust holdings is an important responsibility and a significant Trust asset. Consistent with its fiduciary duties and duty to report each Funds’ proxy voting record pursuant to Rule 30b1-4 under the Investment Company Act of 1940, the Board has adopted this proxy voting policy on behalf of the Funds to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation

The Board recognizes that the investment adviser of the Funds, Angel Oak Capital Advisors, LLC (the “Adviser”), as the entity that selects the individual securities that comprise each Fund’s portfolio, is the most knowledgeable and best suited to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted in a timely fashion. The Board therefore delegates the authority to vote proxies to the Adviser, subject to the supervision of the Board.

The Board must approve the Adviser’s proxy voting policies and procedures. The Board will monitor the implementation of these policies to ensure that the Adviser’s voting decisions:

•	are consistent with the Adviser’s fiduciary duty to the Funds and their shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with each Fund’s investment objective and policies.

Consistent with its duties under this Policy, each Advisor shall monitor and review corporate actions of companies in which a Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under Rule 30b1-4 and other provisions of the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which has been presented to the Board for its review. Each Advisor will promptly provide to the Board any updates to its proxy voting policy.

Conflicts of Interest

In the event of a conflict between the interests of the Adviser and the Trusts, the Adviser’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies. The Board has delegated this authority to the disinterested directors, and the proxy voting direction in such a case shall be determined by a majority of the disinterested directors.

Fund of Funds Arrangements

When voting proxies related to Acquired Funds, as defined in the Trusts’ Fund of Funds Investments Policy, ensure any voting remains compliant with the proxy voting requirements within the Fund of Funds Investments Policy.

Shareholder Reporting

Each Trust will disclose in its annual and semi-annual reports to shareholders that a description (or copy) of the Trust’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free (855) 751-4324 or by accessing the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Adviser will send a description or copy of its proxy voting policies and procedures within three business days of receipt of a request.

Each Trust will file its complete proxy voting record with the SEC on Form N-PX on an annual basis, for the prior 12 months ended June 30, by no later than August 31 of each year. Each Trust also will disclose in its SAI and annual and semi-annual reports to shareholders that its proxy voting record is available without charge, upon request, by calling toll-free (855) 751-4324 or by accessing the SEC’s website. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting records. The Adviser must send the information disclosed in the Trust’s most recently filed Form N-PX within three business days of receipt of a request.

Adopted: October 16, 2014; Reviewed/Amended: October 9, 2015 (no changes); September 14, 2016 (no changes), September 28, 2017, March 28, 2018, June 21, 2018, June 25, 2019 (no changes), November 15, 2019, September 17, 2020, June 23, 2021, December 6, 2021.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Sreeniwas (Sreeni) V. Prabhu is co-founder, Managing Partner, and Group Chief Investment Officer of the Adviser and a Portfolio Manager of the Fund. Prior to Angel Oak, Mr. Prabhu was the Chief Investment Officer of the investment portfolio at Washington Mutual Bank in Seattle where he managed a $25 billion portfolio. He was also part of the macro asset strategy team at the bank. Mr. Prabhu previously worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as Head Portfolio Manager for the $3 billion commercial mortgage-backed securities portfolio. He began his career at SunTrust in 1998 as a Bank Analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. degree in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Johannes Palsson is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Mr. Palsson’s primary focus is on investment research and management of community and regional bank debt across the firm’s strategies. Prior to joining the Adviser in 2011, Mr. Palsson served as chief financial officer for The Brand Banking Company, where he managed the overall finance function. He began his career at SunTrust Robinson Humphrey in 1996 where the scope of his responsibilities included interest rate risk modeling and investment strategies. Mr. Palsson holds a finance degree from Georgia State University and an M.B.A. from Emory University’s Goizueta Business School.

Cheryl Pate, CFA®, is a Portfolio Manager at the Adviser and a Portfolio Manager of the Fund. Ms. Pate has more than 15 years’ experience in financial services and primarily focuses on investment research and credit underwriting, particularly in the non-bank financials and community banking sectors. Ms. Pate joined the Adviser in 2017 from Morgan Stanley, where she was an Executive Director and Head of Consumer & Specialty Finance Equity Research. Ms. Pate’s research coverage included the consumer finance, specialty finance, mortgage servicing/originations, mortgage REIT, payments, fintech and banking industries. Ms. Pate holds a B.S. in Commerce (Finance) from the University of British Columbia and an M.B.A. from Duke University’s Fuqua School of Business.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of January 31, 2022:

Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
6 $9,043,079,198	16 $2,996,966,294	0 $0	0 $0	12 $1,468,544,536	0 $0

Johannes Palsson

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investm ent Vehicles	Other Accounts	Registlered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2 $250,952,703	2 $62,078,267	4 $436,643,083	0 $0	1 $22,802,804	0 $0

Cheryl Pate

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2 $250,952,703	2 $62,078,267	4 $436,643,083	0 $0	1 $22,802,804	0 $0

Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

(a)(3) The following describes how the portfolio managers are compensated as of January 31, 2022:

The Portfolio Managers receive an annual base salary from the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management. Mr. Prabhu has an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Portfolio Managers may have profit sharing interests in the Adviser’s parent company in addition to their salary, bonus, and benefits package.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of January 31, 2022:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Sreeni Prabhu	Over $100,000
Johannes Palsson	Over $100,000
Cheryl Pate	$50,001 - $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Angel Oak Financial Strategies Income Term Trust

By (Signature and Title)* /s/ Dory S. Black

Dory S. Black, President (Principal Executive Officer)

Date April 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Dory S. Black

Dory S. Black, President (Principal Executive Officer)

Date April 8, 2022

By (Signature and Title)* /s/ Daniel Fazioli

Daniel Fazioli, Treasurer (Principal Financial Officer)

Date April 8, 2022

* Print the name and title of each signing officer under his or her signature.